UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Vanda Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Vanda Pharmaceuticals Inc.
2200 Pennsylvania Avenue, Suite 300E
Washington, D.C. 20037
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 11, 2020
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Vanda Pharmaceuticals Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held on June 11, 2020, at 9:00 a.m. local time at The Washington Marriott Georgetown, located at 1221 22nd Street NW, Washington, D.C. 20037, for the following purposes:

1.	To elect Richard W. Dugan and Anne Sempowski Ward to serve as Class II directors until the 2023 annual meeting of stockholders;

2.
To ratify the selection by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020;

3.	To approve on an advisory basis the named executive officer compensation;

4.
To approve an amendment and restatement of the Company’s amended and restated 2016 Equity Incentive Plan (“2016 Plan”) to, among other things, increase the aggregate number of shares authorized for issuance under the 2016 Plan; and

5.	To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
The record date for the Annual Meeting is April 17, 2020. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available for examination at our offices in Washington, D.C. during normal business hours for a period of ten days prior to the date of the Annual Meeting.
The Company intends to hold the Annual Meeting in person. However, the Company continues to actively monitor the COVID-19 pandemic. The Company is sensitive to the public health and travel concerns its stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. Please monitor the Company's website at www.vandapharma.com and www.proxyvote.com for updated information. If you are planning to attend the Annual Meeting, please check the website ten days prior to the meeting date. As always, the Company encourages you to vote your shares prior to the Annual Meeting. In such event, in order to participate, please be prepared to provide the control number from your proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting in person (subject to the potential that the Annual Meeting may be held by remote communication), please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Company’s Proxy Statement for the Annual Meeting, Notice of Internet Availability of Proxy Materials or proxy card.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2020:
The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

By Order of the Board of Directors,

Timothy Williams
Senior Vice President, General Counsel and Secretary
Washington, D.C.
April 22, 2020

i

2020 PROXY STATEMENT - SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement and does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

GENERAL INFORMATION

Meeting: 2020 Annual Meeting of Stockholders
Date: June 11, 2020
Time: 9:00 a.m., Eastern Time
Location: Washington Marriott Georgetown
1221 22nd Street NW, Washington, D.C. 20037****
Record Date: April 17, 2020
Record Date Shares Outstanding: 54,242,617
Stock Symbol: VNDA
Exchange: Nasdaq Global Market
Transfer Agent: American Stock Transfer & Trust Company
Website: www.vandapharma.com
****We intend to hold the Annual Meeting in person. However, we continue to actively monitor the COVID-19 pandemic. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. Please monitor our website at www.vandapharma.com and www.proxyvote.com for updated information. If you are planning to attend the Annual Meeting, please check the website ten days prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting. In such event, in order to participate, please be prepared to provide the control number from your proxy card.****
ANNUAL MEETING AGENDA
(Board Recommendations)

Election of two Class II Directors (“FOR”)
Ratification of selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2020 (“FOR”)
Approval, on an advisory basis, of the compensation for our named executive officers (“FOR”)
Approval of an amendment and restatement of the amended and restated 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under such plan (“FOR”)
Conduct other business properly brought before the Annual Meeting or any adjournments or postponements thereof
2019 BUSINESS HIGHLIGHTS

Total revenue of $227.2 million for the full year 2019; 18% growth over 2018.
HETLIOZ® net product sales of $143.0 million for the full year 2019; 23% growth over 2018.
Fanapt® net product sales of $84.2 million for the full year 2019; 9% growth over 2018.
2019 year-end cash, cash equivalents and marketable securities of $312.1 million, as compared to $257.4 million at the end of 2018.
Tradipitant

•	Results from the EPIONE study of tradipitant in the treatment of pruritus in atopic dermatitis were reported in the first quarter of 2020. Vanda will reassess EPIONE 2 and determine next steps.

•	Enrollment in the Phase III study of tradipitant in gastroparesis is ongoing.

•	Vanda expects to complete the Phase III program of tradipitant in motion sickness and file a New Drug Application with the U.S. Food and Drug Administration (the “FDA”) in 2020.

•	Vanda continues to engage with the FDA over the requirement of a 9-month dog toxicity study.
HETLIOZ® (tasimelteon)

•
The FDA notified Vanda of its refusal to file the supplemental New Drug Application (“sNDA”) for HETLIOZ® in Smith-Magenis Syndrome (“SMS”). Vanda is evaluating next steps and intends to continue to engage with the FDA to determine the regulatory path for HETLIOZ® in the treatment of SMS.

•	Vanda continues to pursue approval for HETLIOZ® in the treatment of jet lag disorder.

•	A clinical program for HETLIOZ® in delayed sleep phase disorder is ongoing.

Fanapt® (iloperidone)

•	A Phase III study of Fanapt® in bipolar disorder is ongoing.

•	Development of the long acting injectable formulation of Fanapt® is ongoing.
EXECUTIVE COMPENSATION HIGHLIGHTS

Say on Pay Vote: We hold an annual say on pay vote. Approximately
76% of votes cast at the 2019 Annual Meeting of Stockholders approved, on an advisory basis, the compensation of our named executive officers
CORPORATE GOVERNANCE HIGHLIGHTS

Independent Compensation Committee. Our Compensation Committee, comprised solely of independent directors, approves all compensation for our named executive officers.
Annual Say on Pay Vote. We hold annual say on pay advisory votes regarding our executive compensation.
Stockholder Engagement. We are committed to open and regular communication with our stockholders and take the opportunity to engage with them to understand their perspectives on a wide range of topics related to our business. After issuing our proxy statement in 2019 we engaged with seven holders of approximately 17% of our outstanding shares at the time (none of whom were our employees or directors) to specifically discuss our compensation philosophy and program and to listen to their feedback.
Response to Stockholder Feedback. Based on the results of the 2018 and 2019 say on pay advisory votes and the recommendations of the proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis, our Compensation Committee took a number of actions, including most recently revising our compensation philosophy in February 2019 to consider, among other things, the median compensation paid to similarly situated named executive officers at our peer group companies in determining our executive team’s base salaries, total cash compensation and total equity compensation.
Pay for Performance. We pay annual bonuses based on the achievement of Company goals, individual performance and contribution in achieving those goals. We do not have guaranteed annual bonus payouts.
Formulaic Cash Incentive Award Program. A substantial majority of the value of our annual bonuses are tied to the achievement of pre-specified objective criteria, such as revenue targets, clinical study metrics and regulatory filing timelines.

Executive Officer Clawback Policy. In 2020, we updated our previously instituted clawback policy on equity-based compensation for our named executive officers to include cash incentive compensation.
No “Single-Trigger” Change of Control Benefits. We offer named executive officers a change of control severance package triggered upon a change of control followed by termination of the executive without cause or resignation for good reason, as discussed in “Employment Agreements” below.
No Enhanced Executive Benefit Programs. We do not provide our management with pensions or any other enhanced benefit programs beyond those that are typically available to all other employees or as appropriate in foreign jurisdictions.
In 2019, our Board of Directors adopted a comprehensive anti-hedging / anti-pledging policy that applies to all our employees and Directors.
No Option Repricing. We are not permitted to reprice stock options without stockholder approval.
No Evergreen Provisions. Our equity compensation plan does not contain any “evergreen” provisions to increase shares available for issuance as equity awards.
Annual Risk Assessment. We conduct an annual company-wide compensation program risk assessment.

Vanda Pharmaceuticals Inc.
2200 Pennsylvania Avenue, Suite 300E
Washington, D.C. 20037
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
June 11, 2020
This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Vanda Pharmaceuticals Inc. (sometimes referred to as “we,” the “Company” or “Vanda”), which will be held on June 11, 2020, at 9:00 a.m. local time at The Washington Marriott Georgetown, located at 1221 22nd Street NW, Washington, D.C. 20037 (subject to the possibility that the Annual Meeting may be held by remote communications under certain circumstances, as described below).
We are making this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) available to stockholders at www.proxyvote.com. On or about April 22, 2020, we will begin mailing to certain of our stockholders a notice (the “Notice”) containing instructions on how to access and review this Proxy Statement and the Annual Report at that website. The Notice also instructs you how you may submit your proxy over the Internet or via telephone. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.
We intend to hold the Annual Meeting in person. However, we continue to actively monitor the COVID-19 pandemic. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. Please monitor our website at www.vandapharma.com and www.proxyvote.com for updated information. If you are planning to attend the Annual Meeting, please check the website ten days prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting. In such event, in order to participate, please be prepared to provide the control number from your proxy card.
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving this Proxy Statement and proxy card?
You have received these proxy materials because you owned shares of Vanda common stock as of April 17, 2020, the record date for the Annual Meeting (the “Record Date”), and our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting so that you can make an informed decision.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering the Notice in the mail. As a result, only stockholders who specifically request a printed copy of the Proxy Statement will receive one. Instead, the Notice instructs stockholders on how to access and review the Proxy Statement and the Annual Report over the Internet at www.proxyvote.com. The Notice also instructs stockholders on how they may submit their proxy over the Internet. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.
How may I vote at the Annual Meeting?
You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy via telephone or on the Internet. If you received a printed set of materials, you may also vote by mail by signing, dating and returning the proxy card.
When you vote, regardless of the method used, you appoint Messrs. Mihael H. Polymeropoulos, M.D. and Timothy Williams as your representatives (or proxyholders) at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting.
In light of the most recent guidance and ongoing response to the COVID-19 pandemic, we strongly urge you to vote your shares without attending the Annual Meeting in person.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 54,242,617 shares of the Company’s common stock outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting (one vote per share of common stock) in connection with the matters set forth in this Proxy Statement.
In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the place of the Annual Meeting on June 11, 2020 and will be accessible for ten days prior to the date of the Annual Meeting at our principal place of business, 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, between the hours of 9:00 a.m. and 5:00 p.m. local time.
How do I vote?
If on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the meeting and vote in person. If you hold shares in “street name” (i.e., through a bank, broker or other nominee), please refer to your proxy card, Notice or other information forwarded by your bank, broker or other nominee to see which voting options are available to you.

•
You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 10, 2020. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•
You may vote by telephone. The toll-free telephone number is noted on the Notice and your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 10, 2020. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•	You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.
The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.
In light of the most recent guidance and ongoing response to the COVID-19 pandemic, we strongly urge you to vote your shares without attending the Annual Meeting in person.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•	You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037; or

•
You may attend the Annual Meeting and vote your shares in person (or electronically, if the Annual Meeting is held via remote communication). Simply attending (whether in-person or remotely, if applicable) the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the bank, broker or other nominee holding your shares in street name and follow their instructions for changing your vote.
In light of the most recent guidance and ongoing response to the COVID-19 pandemic, we urge you not to attend the meeting in person this year but rather vote your shares by completing, signing and returning the enclosed proxy card, or following the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet. Changing your vote prior to the Annual Meeting is most easily accomplished if you submit your proxy via telephone or on the Internet, as your vote may then be changed by simply submitting a new vote via telephone or on the Internet.
How many votes do you need to hold the Annual Meeting?
A quorum of stockholders is necessary to conduct business at the Annual Meeting. Pursuant to our Fourth Amended and Restated Bylaws (the “Bylaws”), a quorum will be present if a majority of the voting power of outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. On the Record Date, there were 54,242,617 shares of common stock outstanding and entitled to vote. Thus, 27,121,309 shares must be represented by stockholders present at the Annual Meeting or represented by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting and vote in person. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the holders of a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.
What proposals will be voted on at the Annual Meeting?

Proposal	Board Recommendation	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Elect Richard W. Dugan and Anne Sempowski Ward to serve as Class II directors until the 2023 annual meeting of stockholders.	FOR	Majority Votes Cast	No
Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2020.	FOR	Majority Votes Cast	Yes
Proposal 3: Approve on an advisory basis the named executive officer compensation.	FOR	Majority Votes Cast	No
Proposal 4: Approve an amendment and restatement of our Amended and Restated 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the Amended and Restated 2016 Equity Incentive Plan.
	FOR	Majority Votes Cast	No
Majority Votes Cast means that a proposal that receives an affirmative majority of the votes cast will be approved. Abstentions and broker non-votes will not be counted “FOR” or “AGAINST” the proposal and will have no effect on the proposal. Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.
Could other matters be decided at the Annual Meeting?
Vanda does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named on the proxy card will have discretionary authority to vote the shares represented by proxies in accordance with their best judgment. If you hold shares in street name as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such other business.
What happens if a director nominee is unable to stand for election?
If a nominee is unable to stand for election, our Board may either:

•	reduce the number of directors that serve on the board or

•	designate a substitute nominee.
If our Board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

What happens if I submit my proxy but do not provide voting instructions?
If you submit a proxy via telephone, the Internet or return a signed and dated proxy card without indicating instructions with respect to specific proposals, your shares will be voted as follows:

•	Proposal 1: “FOR” the election of Richard W. Dugan and Anne Sempowski Ward to serve as Class II directors until the 2023 annual meeting of stockholders.

•	Proposal 2: “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020.

•	Proposal 3: “FOR” the approval, in an advisory manner, of the compensation of our named executive officers as set forth in this Proxy Statement.

•
Proposal 4: “FOR” the approval of an amendment and restatement of the Amended and Restated 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the Amended and Restated 2016 Equity Incentive Plan.

If any other matter is properly presented at the Annual Meeting, the proxyholders for shares voted on the proxy card (i.e. one of the individuals named as proxies on your proxy card) will vote your shares using their best judgment.
What do I need to show to attend the Annual Meeting in person?
You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of our common stock as of the Record Date) and a form of photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting. We will not permit the use of cameras (including cell phones and other devices with photographic capabilities) or other recording devices in the meeting room.
As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the U.S. Securities and Exchange Commission as additional proxy materials. In such event, in order to participate, please be prepared to provide the control number from your proxy card.
Who is paying for this proxy solicitation?
The accompanying proxy is being solicited by the Board. In addition to this solicitation, directors and employees of the Company may solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition, the Company may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What happens if the Annual Meeting is postponed or adjourned?
Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on such proposal.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Annual Meeting.
How can I find Vanda’s proxy materials and annual report on the Internet?
This Proxy Statement and the Annual Report are available at our corporate website at www.vandapharma.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.
How do I obtain a separate set of Vanda’s proxy materials if I share an address with other stockholders?
In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address receive only one copy of the Notice. This practice, called “householding,” is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice, the Annual Report or this Proxy Statement mailed to you or receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.
In other cases, stockholders receiving multiple copies of proxy materials at the same address may wish to receive only one copy. If you would like to receive only one copy, please submit your request to the address or phone number that appears on your Notice or proxy card.
Can I receive future proxy materials and annual reports electronically?
Yes. This Proxy Statement and the Annual Report are available on our investor relations website located at www.vandapharma.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.
May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?
Yes. The following requirements apply to stockholder proposals, including director nominations, for the 2021 annual meeting of stockholders:
Requirements for Stockholder Proposals to be Considered for Inclusion in Vanda’s Proxy Materials
Stockholders interested in submitting a proposal (other than the nomination of directors) for inclusion in the proxy materials to be distributed by us for the 2021 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in Vanda’s proxy materials, stockholder proposals must be received at our principal executive offices no later than the close of business on December 23, 2020, which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for the Annual Meeting. To be included in our proxy materials, your proposal also must comply with the Bylaws and Rule 14a-8 promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2021 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2021 annual meeting of stockholders. Proposals should be sent to Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, Attn: Secretary.
Requirements for Stockholder Nomination of Director Candidates and Stockholder Proposals Not Intended for Inclusion in Vanda’s Proxy Materials
Stockholders who wish to nominate persons for election to the Board at our 2021 annual meeting of stockholders or who wish to present a proposal at our 2021 annual meeting of stockholders, but who do not intend for such proposal to be included in the Company’s proxy materials for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary at our principal executive offices no earlier than February 6, 2021, which is the 75th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the Annual Meeting, and no later than March 8, 2021, which is the 45th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the Annual Meeting. However, if we change the date of our 2021 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2021 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of our 2021 annual meeting of stockholders. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in the Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2021 annual meeting of stockholders. Such nominations or proposals should be sent to Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, Attn: Secretary.
Copy of Bylaws
You may request a copy of the Bylaws at no charge by writing to Vanda’s Secretary at 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037. A current copy of the Bylaws also is available at our corporate website at

www.vandapharma.com. To access the Bylaws from the main page of our website, click on “Investors” at the top of the page, then click on “Corporate Governance” and then click on “Amended and Restated Bylaws.”
What happens if I am in a location heavily impacted by COVID-19?
In certain locations, proxy materials may not be able to be delivered to the extent requested by a stockholder or otherwise required to be delivered. On March 4, 2020, the SEC granted an exemption (the “COVID-19 Exemption”), pursuant to Section 36 of the Exchange Act, that a registrant or any other person is exempt from the requirements of the Exchange Act and the rules thereunder to furnish proxy statements, annual reports, and other soliciting materials, as applicable (the “Soliciting Materials”), and the requirements of the Exchange Act and the rules thereunder to furnish information statements and annual reports, as applicable (the “Information Materials”), where the following conditions are satisfied:

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The registrant’s security holder has a mailing address located in an area where, as a result of COVID-19, the common carrier has suspended delivery service of the type or class customarily used by the registrant or other person making the solicitation; and

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The registrant or other person making a solicitation has made a good faith effort to furnish the Soliciting Materials to the security holder, as required by the rules applicable to the particular method of delivering Soliciting Materials to the security holder, or, in the case of Information Materials, the registrant has made a good faith effort to furnish the Information Materials to the security holder in accordance with the rules applicable to Information Materials.

To the extent applicable, Vanda will rely on the COVID-19 Exemption. Proxy materials will be available via the Internet as otherwise described herein and we will make every reasonable effort to ensure that any stockholder affected by COVID-19 will be able to cast their votes.
Whom should I call if I have any questions?
If you have any questions, would like additional Vanda proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037 or by telephone at (202) 734-3400.
Important Notice Regarding the Availability of Proxy Materials
for the Meeting to be Held on Thursday, June 11, 2020:
This Proxy Statement and the Annual Report are available on-line at www.proxyvote.com.

PROPOSAL 1
ELECTION OF DIRECTORS
Under the Bylaws, our Board is divided into three classes of equal size. The members of each class are elected to serve a three-year term with the term of office of each of the three classes ending in successive years. Pursuant to the Bylaws, the Board has fixed the current number of directors at six. Richard W. Dugan and Anne Sempowski Ward are the two Class II directors whose terms expire at the Annual Meeting. Richard W. Dugan and Anne Sempowski Ward have been nominated for election by our Board to serve until the 2023 annual meeting of stockholders or until their successors are elected (or until their earlier death, resignation or removal). It is our policy to encourage nominees for director to attend the Annual Meeting.
Directors are elected by a majority of the votes cast at the Annual Meeting. Pursuant to the Bylaws, a majority of votes cast means that the number of votes cast “FOR” a director’s election exceeds 50% of the votes cast with respect to that director’s election. For this purpose, votes cast shall exclude abstentions and broker non-votes. Because the election of directors is not a matter on which a bank, broker or other nominee is generally empowered to vote, broker non-votes are expected to exist in connection with this matter.
Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of Richard W. Dugan and Anne Sempowski Ward to the Board at the Annual Meeting, unless otherwise marked on the card. If any Vanda director nominee becomes unavailable for election as a result of an unexpected occurrence, shares represented by proxy will be voted for the election of a substitute nominee designated by our current Board, unless otherwise marked on the card. Richard W. Dugan and Anne Sempowski Ward, Vanda’s director nominees, have each agreed to serve as a director if elected. We have no reason to believe that Richard W. Dugan or Anne Sempowski Ward will be unable to serve if elected.
Pursuant to our Amended and Restated Corporate Governance Guidelines, Richard W. Dugan and Anne Sempowski Ward have each tendered an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the Annual Meeting for reelection and (ii) our Board’s acceptance of such resignation. If either Richard W. Dugan or Anne Sempowski Ward fails to receive the required vote for reelection, the Nominating/Corporate Governance Committee of our Board will act on an expedited basis to determine whether to accept such director’s resignation, and it will submit its recommendation for prompt consideration by our Board. The Nominating/Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.
Nominees for Election as Class II Directors at the Annual Meeting
This year’s nominees for election to the Board as our Class II directors to serve for a term of three years expiring at the 2023 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, are provided below. The age of the directors as of the Record Date is set forth below.

Name	Age	Positions and Offices Held with Company	Director Since
Richard W. Dugan	78	Director	2005
Anne Sempowski Ward	48	Director	2019
The following is additional information about the nominees as of the date of this Proxy Statement, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating/Corporate Governance Committee and the Board to determine that the nominees should serve as two of our directors.
Richard W. Dugan has served on the Board since December 2005. Mr. Dugan served as a Partner with Ernst & Young, LLP from 1976 to September 2002, where he served in a variety of managing and senior partner positions, including Mid-Atlantic Area Senior Partner from 2001 to 2002, Mid-Atlantic Area Managing Partner from 1989 to 2001 and Pittsburgh Office Managing Partner from 1979 to 1989. Mr. Dugan retired from Ernst & Young, LLP in September 2002. Mr. Dugan previously served as a director of two publicly traded pharmaceutical companies, Middlebrook Pharmaceuticals, Inc. and Critical Therapeutics, Inc., and a privately owned pharmaceutical company, Xanthus Pharmaceuticals. Mr. Dugan holds a B.S.B.A. from Pennsylvania State University. We believe that Mr. Dugan’s qualifications to sit on the Board include his more than 25 years as a Partner with Ernst & Young, LLP, his long history with the Company, his status as a financial expert under The Sarbanes-Oxley Act of 2002 and his experience on other public company boards.
Other public directorships held by Mr. Dugan within the past five years: None.

Anne Sempowski Ward has served on the Board since October 2019. Ms. Ward currently serves as the Chief Executive Officer and Board Member at CURiO Brands, a consumer goods company that manufactures and sells personal care and home fragrance products. Prior to CURiO Brands, Ms. Ward served as the CEO of The Thymes, LLC from April 2012 until January 2016 when it merged with DPM Fragrance to become CURiO Brands. In July 2008, Ms. Ward co-founded The FORWARD Group, a consulting firm focused on growth strategies for mid-sized companies and key executives, and served as its Chief Executive Officer until April 2012. Previously, from October 2007 until July 2010, Ms. Ward was with Johnson Publishing Company, serving as the President and Chief Operating Officer of its Ebony, Jet and Fashion Fair Cosmetics business units. Prior to that, Ms. Ward served as an Assistant Vice President for The Coca-Cola Company from September 2006 until September 2007 and held various positions with Procter & Gamble between May 1994 and August 2006, most recently as Associate Marketing Director, Beauty. Ms. Ward holds a B.S. in Mechanical Engineering and Material Science from Duke University and an M.B.A. from Duke University’s Fuqua School of Business. We believe that Ms. Ward’s qualifications to sit on the Board include her executive experience with consumer goods companies and her extensive marketing and brand management for a number of companies across multiple sectors.
Other public directorships held by Ms. Ward within the past five years: None.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE THE PROXY
CARD “FOR” THE ELECTION OF RICHARD W. DUGAN AND ANNE SEMPOWSKI WARD
Continuing Directors Not Standing for Election
Certain information about those directors whose terms do not expire at the Annual Meeting is furnished below, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating/Corporate Governance Committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.

Name	Age	Positions and Offices Held with Company	Director Since
Phaedra S. Chrousos	40	Director	2019
Stephen Ray Mitchell	68	Director	2020
Mihael H. Polymeropoulos, M.D.	60	Director, President and Chief Executive Officer	2003
H. Thomas Watkins	67	Director and Chairman of the Board	2006
Class I Directors (Terms Expire in 2022)
H. Thomas Watkins has served as Chairman of the Board since March 2014 and has been a member of the Board since September 2006. Mr. Watkins served as the President and Chief Executive Officer of Human Genome Sciences, Inc. and as a member of its board of directors from 2004 until August 2012, when Human Genome Sciences, Inc. was acquired by GlaxoSmithKline. Prior to his tenure at Human Genome Sciences, Inc., Mr. Watkins served as President of TAP Pharmaceutical Products, Inc. Mr. Watkins previously held a series of executive positions over the course of nearly twenty years with Abbott, the most recent of which was as Vice President, Diagnostics Operations, Asia/Pacific based in Tokyo. Mr. Watkins also serves on the board of directors of Horizon Therapeutics plc. Previously, Mr. Watkins was on the board of directors of the Biotechnology Innovation Organization (“BIO”) from 2011 until 2019, where he served as chair from June 2011 until April 2013. He holds a B.B.A. from William and Mary and an M.B.A. from the University of Chicago Graduate School of Business. We believe that Mr. Watkins’ qualifications to sit on the Board include his executive experience in the pharmaceutical industry, his experience with late-stage product development, his knowledge of in-licensing and other partnering strategies, his business degree and his experience on other public company boards.

Other public directorships held by Mr. Watkins within the past five years: Horizon Therapeutics plc.

Stephen Ray Mitchell has served on the Board since February 2020. Dr. Mitchell currently serves as the Joseph Butenas Professor and Dean for Medical Education at Georgetown University School of Medicine, a position he has held since August 2002. Prior to that, Dr. Mitchell served as Associate Dean for Clinical Curriculum at Georgetown University School of Medicine from 1998 to 2000 and as Senior Associate Dean for Academic Affairs from 2000 until 2002. Previously, Dr. Mitchell served as Program Director for Internal Medicine at Georgetown University School of Medicine from 1992 until 1997, and as Founding Program Director Med-Peds at Georgetown from 1995 until 1999. He served as a member of the Liaison Committee for Medical Education (the “LCME”), the national accrediting body for Medical Schools in the United States and Canada, between 2013 and 2019. Since 2018, he has held the role of Chair of the LCME, where he chaired the Standards subcommittee, and now serves as a member of the Governing Council of that body. Dr. Mitchell is a veteran of the United States Air Force, and has served as author and invited external reviewer on Studies by the Institute of Medicine on Chronic Multi-symptoms illness in Gulf War veterans. Dr. Mitchell received his B.A. in Psychology and his M.D. from the University of North Carolina at Chapel Hill, and his Global Executive M.B.A. from The McDonough School of Business at Georgetown University. We believe that Dr. Mitchell’s qualifications to sit on the Board include his extensive experience in the medical field and leadership positions at leading medical institutions.

Other public directorships held by Dr. Mitchell within the past five years: None.
Class III Directors (Terms Expire in 2021)
Phaedra S. Chrousos has served on the Board since April 2019. Ms. Chrousos has served since November 2018 as the Chief Strategy Officer of The Libra Group, where she leads a wide range of strategic initiatives spanning technology transformation to operational development. Headquartered in New York and London, The Libra Group is a diverse, international business group that is active in 35 countries and focused on six business areas: aviation, energy, hospitality, real estate, shipping and diversified investments. Immediately prior to being appointed Chief Strategy Officer, Ms. Chrousos served as the group’s Chief Innovation Officer from October 2016 to October 2018. Previously, Ms. Chrousos served as a political appointee for the Obama Administration from June 2014 to July 2016 in various roles, including as an Associate Administrator for the General Services Administration. In this capacity, Ms. Chrousos led the Office of Citizen Services and 18F, a digital services team that implemented online service delivery projects and open data initiatives at more than a dozen agencies, including NIH, HHS and the VA. Prior to her departure from the Administration, Ms. Chrousos helped found the Technology Transformation Service, which serves as a foundation for the government’s ongoing digital transformation; she served as its Founding Commissioner. Prior to entering public service, Ms. Chrousos co-founded and led two companies, including HealthLeap, a health tech company that reimagined the way doctors and patients communicate. HealthLeap was acquired by Vitals.com 10 months after its launch. Ms. Chrousos served as HealthLeap’s President from September 2009 to December 2010 and Vitals.com’s Vice President responsible for HealthLeap from December 2010 to November 2011. She also has several years of consulting experience with The Boston Consulting Group and The World Bank. Ms. Chrousos sits on several non-profit boards, including that of a maternal mental health foundation, and was twice named one of the Federal Government’s ‘50 Women in Technology’ by FedScoop and one of Greece’s ‘40 under 40’ by Fortune Magazine. Ms. Chrousos holds a B.A. from Georgetown University, an M.S.C. from The London School of Economics and Political Science, and an M.B.A. from Columbia Business School. We believe that Ms. Chrousos’ qualifications to sit on the Board include her consumer healthcare experience and entrepreneurship, extensive executive experience in a variety of industries and her leadership experience within the federal government.
Other public directorships held by Ms. Chrousos within the past five years: None.
Mihael H. Polymeropoulos, M.D. co-founded Vanda and has served as President, Chief Executive Officer and a Director since May 2003. Prior to joining Vanda, Dr. Polymeropoulos was Vice President and Head of the Pharmacogenetics Department at Novartis AG from 1998 to 2003. Prior to his tenure at Novartis, he served as Chief of the Gene Mapping Section, Laboratory of Genetic Disease Research, National Human Genome Research Institute, from 1992 to 1998. Dr. Polymeropoulos is the co-founder of the Integrated Molecular Analysis of Genome Expression Consortium. Dr. Polymeropoulos holds a degree in Medicine from the University of Patras. We believe that Dr. Polymeropoulos’ qualifications to sit on the Board include his executive experience at Novartis, his expertise in the fields of psychiatry and pharmacogenetics, his extensive knowledge of central nervous system disorders and his long history with the Company.
Other public directorships held by Dr. Polymeropoulos within the past five years: None.

CORPORATE GOVERNANCE
Independence of the Board
As required under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Consistent with these regulations, after review of all relevant transactions or relationships between each director, or any of her or his family members, and the Company, its senior management and its independent registered public accounting firm, the Board has determined that all of our directors are independent directors within the meaning of applicable Nasdaq listing standards, except for Dr. Mihael H. Polymeropoulos, our Chief Executive Officer.
Information Regarding the Board and its Committees
As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which none of our officers or other employees are present. Mr. Watkins, Chairman of the Board, presides over these executive sessions.
The Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The following table provides membership and meeting information for each of the Board committees during 2019:

Committee	Chairman	Members	Number of Committee Meetings in 2019
Audit Committee	Richard W. Dugan	Michael F. Cola(1) Phaedra S. Chrousos	7
Compensation Committee	H. Thomas Watkins	Richard W. Dugan Anne Sempowski Ward	6
Nominating/Corporate Governance Committee	Michael F. Cola(2)	H. Thomas Watkins Phaedra S. Chrousos	4
(1) Mr. Cola resigned from the Board effective February 14, 2020. Ms. Ward was appointed by the Board to replace Mr. Cola as a member of the Audit Committee effective February 14, 2020.
(2) Mr. Cola resigned from the Board effective February 14, 2020. Mr. Watkins was appointed by the Board to replace Mr. Cola as the Chair of the Nominating/Corporate Governance Committee effective February 14, 2020.
Below is a description of each committee of the Board. The Board has determined that each member of the Audit, Compensation and Nominating/Corporate Governance Committees meets applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with her or his individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board oversees the quality and integrity of the Company’s financial statements and other financial information provided to the Company’s stockholders, the retention and performance of the Company’s independent accountants, the effectiveness of the Company’s internal controls and disclosure controls and the Company’s compliance with ethics policies and SEC and related regulatory requirements. For these purposes, the Audit Committee, among other duties and powers, (1) approves audit fees for, and selects and reviews the performance of, the Company’s independent accountants, (2) reviews reports prepared by management, and attested by the Company’s independent accountants with respect to the financial statements contained therein, assessing the adequacy and effectiveness of the Company’s internal controls and procedures, prior to the inclusion of such reports in the Company’s periodic filings as required under the rules of the SEC, (3) reviews the Company’s annual and quarterly reports, and associated consolidated financial statements, with management and the independent accountants prior to the first public release of the Company’s financial results for such year or quarter, (4) reviews with external counsel any legal matters that could have a significant impact on the Company’s financial statements, and (5) establishes and maintains procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters. Our Audit Committee charter can be found in the Corporate Governance section of our corporate website at www.vandapharma.com. Three directors comprised the Audit Committee as of December 31, 2019: Mr. Dugan (the Chairman of the Audit Committee), Mr. Cola and Ms. Chrousos. Mr. Cola resigned from the Board effective February 14, 2020. Ms. Ward was appointed by the Board to replace Mr. Cola as a member of the Audit Committee effective February 14, 2020. The Audit Committee met seven times during 2019.

The Board annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in applicable Nasdaq listing standards and Rule 10A-3 promulgated under the Exchange Act).
Compensation Committee
The Compensation Committee of the Board reviews and approves the design of, assesses the effectiveness of, and administers our executive compensation programs, including equity incentive plans. For these purposes, the Compensation Committee, among other duties and powers, (1) reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other Company executive officers, (2) reviews and approves the terms of offer letters, employment agreements, severance agreements, change in control agreements, and other material agreements between the Company and its executive officers, (3) approves any material changes to the Company’s 401(k) plan, (4) reviews and approves the Compensation Discussion and Analysis included in this Proxy Statement, and (5) conducts reviews of executive officer succession planning. In accordance with Nasdaq listing standards and our amended and restated compensation committee charter, our Board has granted our Compensation Committee the authority and responsibility to retain and obtain the advice of compensation consultants, legal counsel and other compensation advisers, the authority to fund such advisers, and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant. Our Compensation Committee charter can be found in the Corporate Governance section of our website at www.vandapharma.com.
Three directors comprised the Compensation Committee of the Board as of December 31, 2019: Mr. Watkins (the Chairman of the Compensation Committee), Mr. Dugan and Ms. Ward. The Compensation Committee met six times during 2019.
The Board has determined that all members of the Compensation Committee are independent (as independence is currently defined in the Nasdaq listing standards). In addition, each of our directors serving on our Compensation Committee satisfies the heightened independence standards for members of a compensation committee under Nasdaq listing standards and each member of this committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under Exchange Act (the “Code”).
Certain of our executive officers, including our Chief Executive Officer, Chief Financial Officer, General Counsel and Secretary, and Chief People Officer often participate in the Compensation Committee’s meetings. None of them participate in the determination of their own respective compensation or the compensation of non-employee directors. However, Dr. Polymeropoulos does make recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation for our executive officers or directors.
The Compensation Committee has retained Willis Towers Watson, a national compensation consulting firm, since November 2006. In December 2019 Willis Towers Watson presented a new executive compensation assessment to the Compensation Committee. Willis Towers Watson provided the Compensation Committee with data about the compensation paid by our peer group of companies and other employers who compete with the Company for executives, updated the Compensation Committee on new developments regarding proxy advisory firms’ evaluation processes and market trends, and advised the Compensation Committee regarding matters related to its equity compensation program. Willis Towers Watson serves at the pleasure of the Compensation Committee rather than the Company, and the consultant’s fees are approved by the Compensation Committee. In 2019, our Compensation Committee evaluated and considered the independence of Willis Towers Watson pursuant to applicable SEC rules and Nasdaq listing standards and concluded that the work of Willis Towers Watson has not raised any conflict of interest.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is or has ever been an officer or employee of the Company or has any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company serves as a member of the board or compensation committee of any other entity that has one or more executive officers who served as a member of our Board or our Compensation Committee in 2019.
Nominating/Corporate Governance Committee
Our Nominating/Corporate Governance Committee identifies, evaluates and recommends nominees to our Board and committees of our Board, conducts searches for appropriate directors and evaluates the performance of our Board and of individual directors. Our Nominating/Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices, reporting and making recommendations to the Board concerning corporate governance matters and overseeing the Company’s progress on environmental, social and governance (“ESG”) initiatives and policies. The oversight of ESG initiatives was adopted by the Board in March 2020 in order to provide for an ESG governance framework for greater oversight of stakeholder engagement to enhance and potentially redefine value around corporate sustainability and citizenship. Initial efforts may include, but are not limited to, initiatives to potentially replace animal testing with more human relevant tests in drug development, carbon footprint reduction initiatives with the Company’s salesforce, evaluation and tracking efforts of current employee composition and pay equity across the Company, and revisions to human capital policies and programs, such as acute knowledge-based trainings. ESG initiatives we choose to undertake will be disseminated in future corporate filings and discussions as appropriate.
Our Nominating/Corporate Governance Committee charter can be found in the Corporate Governance section of our corporate website at www.vandapharma.com. Three directors comprised the Nominating/Corporate Governance Committee as of December 31, 2019: Mr. Cola (the Chairman of the Nominating/Corporate Governance Committee), Mr. Watkins and Ms. Chrousos. Mr. Cola resigned from the Board effective February 14, 2020. Mr. Watkins was appointed by the Board to replace Mr. Cola as the Chair of the Nominating/Corporate Governance Committee effective February 14, 2020. The Nominating/Corporate Governance Committee met four times during 2019.
The Nominating/Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of the Company’s industry. The Nominating/Corporate Governance Committee also considers other factors it deems appropriate given the then-current needs of the Board and the Company, including, but not limited to:

•	the candidate’s relevant expertise and experience upon which to offer advice and guidance to management;

•	the candidate having sufficient time to devote to the affairs of the Company, including the number and nature of other board (and committee) memberships held;

•	the candidate having a proven track record in his or her field;

•	the candidate’s ability to exercise sound business judgment;

•	the candidate’s commitment to vigorously represent the long-term interests of our stockholders;

•	whether or not a conflict of interest exists between the candidate and our business;

•	whether the candidate would be considered independent under applicable Nasdaq and SEC standards;

•	the current composition of the Board; and

•	the operating requirements of the Company.
In conducting this assessment, the committee considers gender, diversity, age, skills and such other factors as it deems appropriate given the then-current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, the Nominating/Corporate Governance Committee believes that a director nominee should neither be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity.
In the case of incumbent directors whose terms of office are set to expire, the Nominating/Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
When there is a vacancy on the Board, the Nominating/Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems it appropriate, a professional search firm. The Nominating/Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board, and seeks to include diverse candidates in any director search (which may include specifically requesting diverse candidates from any professional search firm if deemed appropriate at the time requested). The Nominating/Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
Pursuant to our Amended and Restated Corporate Governance Guidelines, which can be found in the Corporate Governance section of our corporate website at www.vandapharma.com, the Board shall nominate for election or reelection as director only candidates who have tendered, in advance of such nomination, an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the next stockholders’ meeting at which such person faces reelection and

(ii) the Board’s acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with the Amended and Restated Corporate Governance Guidelines.
Under the Amended and Restated Corporate Governance Guidelines, if an incumbent director fails to receive the required vote for reelection, the Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation, and it will submit its recommendation for prompt consideration by the Board. The Nominating/Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.
The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating/Corporate Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Nominating/Corporate Governance Committee, the stockholder recommendation should be delivered to the Secretary of the Company at the principal executive offices of the Company pursuant to the terms and conditions of the Bylaws. The stockholder recommendation must, among other things, set forth:

•
for each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A promulgated under the Exchange Act, and such person’s written consent to serve as a director if elected;

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as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (2) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and a representation that the stockholder will notify the Company in writing of the class and number of such shares owned beneficially and of record as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (3) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees and (4) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such stockholder with respect to stock of the Company and whether any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made by or on behalf of such stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, such stockholder or to increase or decrease the voting power or pecuniary or economic interest of such stockholder with respect to stock of the Company;

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any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company and a representation that the stockholder will notify the Company in writing of any such Derivative Instrument in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

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a description of any agreement, arrangement or understanding with respect to the proposal of business between or among such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing and a representation that the stockholder will notify the Company in writing of any such agreements, arrangements or understandings in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

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a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and

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any other information that is required to be provided by the stockholder pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder in such stockholder’s capacity as a proponent of a stockholder proposal.

In addition, the Bylaws require that the stockholder recommendation shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class, series and number of shares of capital stock of the Company that are owned beneficially and of record by the person, (4) a statement as to the person’s citizenship, (5) the completed and signed representation and agreement described above, (6) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act, (7) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (8) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person with respect to stock of the Company and whether any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made by or on behalf of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, such person or to increase or decrease the voting power or pecuniary or economic interest of such person with respect to stock of the Company, and (9) a written statement of the person such stockholder intends to nominate, that such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the board of directors, in accordance with the Company’s Amended and Restated Corporate Governance Guidelines.
We believe that each of our directors and nominees brings a strong background and set of skills to our Board, giving the Board, as a whole, an appropriate balance of the knowledge, experience, attributes, skills and expertise. In addition, five of our six directors are independent under Nasdaq standards (Dr. Polymeropoulos, our Chief Executive Officer, being the only exception as he is an employee) and our Nominating/Corporate Governance Committee believes that all six directors are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole. We believe that our directors have a broad range of personal characteristics including leadership, management, pharmaceutical, business, marketing and financial experience and abilities to act with integrity, with sound judgment and collegiality, to consider strategic proposals, to assist with the development of our strategic plan and oversee its implementation, to oversee our risk management efforts and executive compensation and to provide leadership, to commit the requisite time for preparation and attendance at board and committee meetings and to provide required expertise on our board committees. As described above, the Nominating/Corporate Governance Committee has recommended the members of our Board for their directorships. In evaluating such directors, our Nominating/Corporate Governance Committee has reviewed the experience, qualifications, attributes and skills of our directors and nominees, including those identified in the biographical information set forth above in the section entitled “Election of Directors”. The Nominating/Corporate Governance Committee believes that the members of our Board offer insightful and creative views and solutions with respect to issues facing the Company. In addition, the Nominating/Corporate Governance Committee also believes that the members of our Board function well together as a group. The Nominating/Corporate Governance Committee believes that the above-mentioned attributes and qualifications, along with the leadership skills and other experiences of the members of the Board described in further detail above under the section entitled “Election of Directors,” provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.
In addition to the foregoing, the Company engages with stockholders to discuss a variety of topics, including executive compensation disclosure, gender diversity, performance measures and corporate governance matters. Additionally, the Company has engaged with stockholders regarding key developments, including with the Food and Drug Administration and will continue this outreach.
Separation of CEO and Chairman of the Board Roles
Our Board separates the positions of Chairman of the Board and Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as our Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow. We believe that having separate positions and having an independent outside director serve as Chairman of the Board is the appropriate leadership structure for the Company at this time.
Meetings of the Board of Directors
The Board met six times during 2019. Each director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which she or he served that were held during the period for which she or he was a director or committee member.

Director Attendance at Annual Meetings of Stockholders
Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the then-serving directors attended our 2019 annual meeting of stockholders.
Stockholder Communications with the Board of Directors
Stockholders may communicate with the Board, including the independent members of the Board, by sending a letter to Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, Attn: Secretary. Each such communication should set forth (1) the name and address of such stockholder, as they appear on the Company’s books and, if the shares of the Company’s stock are held by a nominee, the name and address of the beneficial owner of such shares, and (2) the number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will review all communications from stockholders, but may, in his sole discretion, disregard any communication that he believes is not related to the duties and responsibilities of the Board. If deemed an appropriate communication, the Secretary will submit a stockholder communication to a chairman of a committee of the Board, or a particular director, as appropriate.
Code of Ethics and Business Conduct
The Company has adopted the Vanda Pharmaceuticals Inc. Code of Ethics and Business Conduct that applies to all directors, officers and employees. This code is available in the Corporate Governance section of our corporate website at www.vandapharma.com. If we make any substantive amendments to this code or grant any waiver from a provision of the code to any applicable executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Risk Oversight
Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The general categories of risk overseen by our Board include, without limitation, operational risk, commercial risk, clinical trial risk, capital risk, credit risk, earnings risk, liquidity risk, market risk, price risk, legal/compliance risk, cyber risk and reputational risk. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board provides oversight to address the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with the Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
Each committee of our Board also oversees the management of the Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its oversight role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our Chief Financial Officer.
The oversight of risk within the Company is an evolving process requiring the Company to continually look for opportunities to further embed systematic enterprise risk management into ongoing business processes within the Company. The Board encourages management to continue to drive this evolution.
In connection with the recent COVID-19 outbreak, the Board, together with the Audit Committee, Compensation Committee and management, has overseen our efforts to mitigate financial and human capital management risk exposures associated with the outbreak.
Employee Compensation Risks
As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company’s human resources, finance and legal staff reviews the Company’s compensation policies and procedures for all employees, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether such policies and procedures are reasonably likely to have a material adverse risk on the Company. The Compensation Committee has considered such review and has determined that, for all employees, our Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company.

Compensation of Directors
Our Board initially adopted a non-employee director compensation program in connection with our initial public offering and subsequently amended and restated such policy in June 2017. The table below sets forth the provisions of our current non-employee director compensation program.

Term	Compensation
Annual Cash Retainer(1)	$45,000
Chairman of Board(1)	Additional annual retainer of $25,000
Chair of Audit Committee(1)	Additional annual retainer of $20,000
Chair of Compensation Committee(1)	Additional annual retainer of $17,500
Chair of Nominating/Corporate Governance Committee(1)	Additional annual retainer of $10,000
Non-Chair Member of Audit Committee(1)	Additional annual retainer of $10,000
Non-Chair Member of Compensation Committee(1)	Additional annual retainer of $7,500
Non-Chair Member of Nominating/Corporate Governance Committee(1)	Additional annual retainer of $5,000
Initial Option Grant	Option to purchase up to 35,000 shares of common stock (2)
Annual Option Grant	Option to purchase 10,000 shares of common stock following each annual meeting of stockholders (3)
Annual RSU Award	5,000 shares of common stock underlying a time-based RSU award (4)

(1)	All annual cash retainer fees are paid in four quarterly payments.

(2)
Option vests with respect to 25% of the underlying shares when the director completes 12 months of continuous service following the date of grant, with the balance vesting in equal monthly installments over the next 36 months of continuous service thereafter.

(3)	Option vests and becomes exercisable with respect to 100% of the option shares on the one year anniversary of the date of grant.

(4)	RSU vests with respect to 100% of the underlying shares on the one year anniversary of the date of grant.
All stock option grants to non-employee directors will have an exercise price per share equal to the fair market value of one share of our common stock on the date of grant and will be subject to the terms of our Amended and Restated 2016 Equity Incentive Plan and the governing option award agreement. Each option and RSU granted under our current non-employee director compensation program that is not fully vested will become fully vested upon a change in control of the Company and if the non-employee director’s service terminates due to death.
We currently have a policy to reimburse our non-employee directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at board and committee meetings.
2019 Director Compensation
The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2019 (Stephen Ray Mitchell is not listed as he was appointed to the Board in February 2020):

Name	Fees Earned or Paid in Cash	RSU Awards (1)	Option Awards (1)	Total
Phaedra S. Chrousos(2)	$36,989	$75,200	$433,434	$545,623
Michael F. Cola(3)	$72,013	$75,200	$85,968	$233,181
Richard W. Dugan	$73,820	$75,200	$85,968	$234,988
Vincent J. Milano(4)	$32,638	$—	$—	$32,638
Anne Sempowski Ward(5)	$8,709	$—	$261,741	$270,450
H. Thomas Watkins	$88,157	$75,200	$85,968	$249,325

(1)
Reflects the aggregate grant date fair value of RSUs or options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 13 to our audited consolidated financial statements included in the Annual Report. Our directors will not realize the estimated value of these awards until the awards are vested, with respect to option awards, exercised and the underlying shares are sold.

(2)	Ms. Chrousos joined the Board effective April 23, 2019.

(3)	Mr. Cola resigned from the Board effective February 14, 2020.

(4)	Mr. Milano resigned from the Board effective June 13, 2019.

(5)	Ms. Ward joined the Board effective October 28, 2019.
The following table describes the options that we have granted to our non-employee directors that were outstanding as of December 31, 2019:

Name	Date of Grant	Number of RSUs Granted	Number of Options Granted	Exercise Price per Share	Grant Date Fair Value Per Share (1)	Aggregate Number of RSUs Outstanding as of December 31, 2019		Aggregate Number of Options Outstanding as of December 31, 2019
Phaedra S. Chrousos(8)	April 23, 2019		35,000	$17.31	$9.93
	June 13, 2019		10,000	$15.04	$8.60			45,000	(3)
	June 13, 2019	5,000			$15.04	5,000	(2)
Michael F. Cola (9)	June 14, 2012		35,000	$4.15	$2.52
	June 20, 2013		15,000	$8.39	$4.81
	May 22, 2014		15,000	$10.44	$6.00
	June 18, 2015		15,000	$13.03	$7.43
	June 16, 2016		15,000	$10.93	$5.87
	June 15, 2017		10,000	$13.75	$7.41
	June 13, 2018		10,000	$18.30	$10.29
	June 13, 2019		10,000	$15.04	$8.60			125,000	(4)
	June 13, 2019	5,000			$15.04	5,000	(2)
Richard W. Dugan	June 3, 2010		15,000	$7.38	$4.62
	June 16, 2011		15,000	$7.11	$4.65
	June 14, 2012		15,000	$4.15	$2.52
	June 20, 2013		15,000	$8.39	$4.81
	May 22, 2014		15,000	$10.44	$6.00
	June 18, 2015		15,000	$13.03	$7.43
	June 16, 2016		15,000	$10.93	$5.87
	June 15, 2017		10,000	$13.75	$7.41
	June 13, 2018		10,000	$18.30	$10.29
	June 13, 2019		10,000	$15.04	$8.60			135,000	(5)
	June 13, 2019	5,000			$15.04	5,000	(2)
Vincent J. Milano(10)	April 21, 2010		35,000	$10.89	$6.87
	June 3, 2010		15,000	$7.38	$4.62
	June 16, 2011		15,000	$7.11	$4.65
	June 14, 2012		15,000	$4.15	$2.52
	June 20, 2013		15,000	$8.39	$4.81
	May 22, 2014		15,000	$10.44	$6.00
	June 18, 2015		15,000	$13.03	$7.43
	June 16, 2016		15,000	$10.93	$5.87
	June 15, 2017		10,000	$13.75	$7.41
	June 13, 2018		10,000	$18.30	$10.29			160,000	(6)
Anne Sempowski Ward(11)	October 28, 2019		35,000	$14.21	$7.48			35,000	(3)

Name	Date of Grant	Number of RSUs Granted	Number of Options Granted	Exercise Price per Share	Grant Date Fair Value Per Share (1)	Aggregate Number of RSUs Outstanding as of December 31, 2019		Aggregate Number of Options Outstanding as of December 31, 2019
H. Thomas Watkins	June 3, 2010		15,000	$7.38	$4.62
	June 16, 2011		15,000	$7.11	$4.65
	June 14, 2012		15,000	$4.15	$2.52
	June 20, 2013		15,000	$8.39	$4.81
	May 22, 2014		15,000	$10.44	$6.00
	June 18, 2015		15,000	$13.03	$7.43
	June 16, 2016		15,000	$10.93	$5.87
	June 15, 2017		10,000	$13.75	$7.41
	June 13, 2018		10,000	$18.30	$10.29
	June 13, 2019		10,000	$15.04	$8.60			135,000	(7)
	June 13, 2019	5,000			$15.04	5,000	(2)

(1)
Reflects the grant date fair value per share of RSUs and options granted calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 13 to our audited consolidated financial statements included in the Annual Report.

(2)	No shares underlying the RSU were vested as of December 31, 2019.

(3)	No options were vested as of December 31, 2019.

(4)	115,000 options were vested as of December 31, 2019.

(5)	125,000 options were vested as of December 31, 2019.

(6)	160,000 options were vested as of December 31, 2019.

(7)	125,000 options were vested as of December 31, 2019.

(8)	Ms. Chrousos joined the Board effective April 23, 2019.

(9)	Mr. Cola resigned from the Board effective February 14, 2020.

(10)	Mr. Milano resigned from the Board effective June 13, 2019.

(11)	Ms. Ward joined the Board effective October 28, 2019.

Stephen Ray Mitchell is not listed in the table above as he was appointed to the Board in February 2020. In accordance with the Company’s amended and restated non-employee director compensation program, Dr. Mitchell was granted an initial option to purchase 35,000 shares of the Company’s common stock at a per share price of $12.70, the closing price of the Company’s common stock on The Nasdaq Global Market on the date of grant. Such option vests with respect to 25% of the underlying shares when Dr. Mitchell completes 12 months of continuous service following the date of grant, with the balance vesting in equal monthly installments over the next 36 months of continuous service thereafter.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2020, and has further directed that management submit the selection of independent auditors for ratification by our stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements and has attested to the effectiveness of our internal control over financial reporting since we commenced operations in March 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Bylaws nor other governing documents or laws require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee of our Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
In order for Proposal 2 to pass, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote “FOR” Proposal 2. Abstentions and broker non-votes will be counted towards a quorum; however, they will not be counted either “FOR” or “AGAINST” the proposal and will have no effect on the proposal. Because the ratification of the appointment of the independent registered public accounting firm is a matter on which a bank, broker or other nominee is generally empowered to vote, no broker non-votes are expected to exist in connection with this matter.
Independent Registered Public Accounting Firm’s Fees
The following table represents aggregate fees billed to Vanda for the years ended December 31, 2019 and 2018, by PricewaterhouseCoopers LLP, our principal accountant.

	Year ended December 31,
	2019	2018
Audit fees(1)	$843,419	$762,620
Audit-related fees	—	—
Tax fees	56,311	41,000
All other fees	4,554	4,552
Total fees	$904,284	$808,172

(1)
The fees billed or incurred by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit of our consolidated financial statements and the effectiveness of internal control over financial reporting for the years ended December 31, 2019 and 2018 also include the review of our quarterly financial statements included in our quarterly reports on Form 10-Q, statutory audits of our wholly owned foreign subsidiaries, the consents issued for our registration statements and the statements included in our filings with the SEC regarding our public offerings of common stock.

All fees described above were pre-approved by the Audit Committee in accordance with applicable SEC requirements.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of PricewaterhouseCoopers LLP or on an individual case-by-case basis before PricewaterhouseCoopers LLP is engaged to provide a service. All services rendered by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE IN FAVOR OF PROPOSAL 2.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed with our management the audited consolidated financial statements of the Company and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.
The Audit Committee has also reviewed and discussed with PricewaterhouseCoopers LLP (“PwC”) the audited financial statements in the Annual Report. In addition, the Audit Committee discussed with PwC those matters required to be discussed with the auditors under Public Company Accounting Oversight Board (the “PCAOB”) Audit Standard No. 1301, Communications with Audit Committees. Additionally, PwC provided to the Audit Committee the written disclosures required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with the Audit Committee PwC’s independence.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.
Submitted by the following members of the Audit Committee:
Richard W. Dugan, Chairman
Phaedra S. Chrousos
Anne Sempowski Ward
The material in this Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Vanda under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of the Record Date by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officers;

•	each of our directors; and

•	all current executive officers and directors as a group.
The table below is based upon information supplied by executive officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through the Record Date.
Percentage of shares beneficially owned is based on 54,242,617 shares of common stock outstanding as of the Record Date. For purposes of the table below, we deem shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date and common stock subject to restricted stock unit awards (“RSUs”) that will vest within 60 days of the Record Date to be outstanding and to be beneficially owned by the person holding the options, warrants or RSUs for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

Name and address of beneficial owner(1)	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders (other than our executive officers and directors)
Armistice Capital, LLC(2) 510 Madison Avenue, 22nd Floor New York, NY 10022	2,976,000	5.5%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	9,385,881	17.3%
Macquarie Investment Management(4) 2005 Market Street Philadelphia, PA 19103	4,658,759	8.6%
Palo Alto Investors, LLC(5) 470 University Avenue Palo Alto, CA 94301	4,525,476	8.3%
Renaissance Technologies LLC(6) 800 Third Avenue New York, NY 10022	3,093,067	5.7%
The Vanguard Group(7) 100 Vanguard Blvd. Malvern, PA 19355	4,460,783	8.2%
Named Executive Officers and Directors
Gunther Birznieks(8)	302,910	*
Phaedra S. Chrousos(9)	24,479	*
Richard W. Dugan(10)	170,770	*
James P. Kelly(11)	689,369	1.3%
Stephen Ray Mitchell, M.D., M.B.A.(12)	200	*
Mihael H. Polymeropoulos, M.D.(13)	2,414,936	4.5%
Gian Piero Reverberi(14)	445,384	*
Anne Sempowski Ward(15)	—	*
H. Thomas Watkins(16)	165,000	*
Timothy Williams(17)	71,163	*
All current directors and executive officers as a group (11 persons)(18)	3,208,580	5.9%

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037.

(2)
Based on the Schedule 13G filed on February 14, 2020 by Armistice Capital, LLC, Armistice Capital Master Fund Ltd. and Steven Boyd (the “Reporting Persons”), this amount represents 2,976,000 shares held of record by the Reporting Persons.

(3)	Based on Schedule 13G/A filed on February 4, 2020 by BlackRock, Inc., this amount represents 9,385,881 shares held of record by BlackRock, Inc., including such shares held by BlackRock Fund Advisors.

(4)
Based solely on a Schedule 13G/A filed on February 13, 2020 by Macquarie Group Limited on behalf of itself and Macquarie Bank Limited, Macquarie Investment Management Holdings Inc., Macquarie Investment Management Business Trust and Macquarie Investment Management Austria Kapitalanlage AG. Macquarie Investment Management Holdings Inc. and Macquarie Investment Management Business Trust each has sole voting and sole dispositive power over 4,658,759 shares. Macquarie Group Limited and Macquarie Bank Limited are each deemed to beneficially own 3,084,296 shares due to their ownership of the entities above. Macquarie Investment Management Austria Kapitalanlage AG is deemed to beneficially own 4,755 shares due to its ownership of the entities above. The address of Macquarie Group Limited and Macquarie Bank Limited is 50 Martin Place, Sydney, New South Wales, Australia. The principal business address of Macquarie Investment Management Austria Kapitalanlage AG is L3, Kaerntner Strasse 28, Vienna C4 1010.

(5)
Based on the Schedule 13G/A filed on February 14, 2020, this amount represents 4,525,476 shares held of record by Palo Alto Investors, LLC (“PAI”). PAI is a registered investment advisor and is the general partner and investment advisor Palo Alto Healthcare Master Fund II, L.P. (“Healthcare Master II”) and other investment limited partnerships and is the investment advisor to other investment funds. PAI’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock. No individual client other than Healthcare Master II separately holds more than five percent of the outstanding common stock. Healthcare Master II disclaims beneficial ownership of all the shares held by PAI. Dr. Patrick Lee, M.D. and Dr. Anthony Joonkyoo Yun, M.D., as co-managers of PAI, may be deemed to beneficially own the shares held by PAI. Dr. Lee and Dr. Yun disclaim beneficial ownership of all the shares held by PAI.

(6)
Based on the Schedule 13G filed on February 12, 2020 by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation, this amount represents 3,093,067 shares held of record by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation.

(7)
Based on the Schedule 13G/A filed on February 12, 2020 by The Vanguard Group, this amount represents 4,460,783 shares held of record by the Vanguard Group, including such shares held by Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(8)
Includes 228,437 shares subject to options exercisable within 60 days of the Record Date. Excludes 161,876 shares subject to options that are not exercisable within 60 days of the Record Date and 85,000 shares of common stock underlying RSUs that do not vest within 60 days of the Record Date.

(9)	Includes 19,479 shares subject to options exercisable within 60 days of the Record Date. Excludes 25,521 shares subject to options that are not exercisable within 60 days of the Record Date.

(10)	Includes 135,000 shares subject to options exercisable within 60 days of the Record Date.

(11)
Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020. Includes 562,500 shares subject to options exercisable within 60 days of the Record Date.

(12)
Dr. Mitchell was appointed to the Board on February 14, 2020. Includes 200 shares of common stock pledged by Dr. Mitchell as security for personal financial arrangements. Such pledge was not subject to the Company’s anti-pledging policy as it was put in place prior to Dr. Mitchell joining the Board. Excludes 35,000 shares subject to options that are not exercisable within 60 days of the Record Date.

(13)
Includes 1,270,937 shares subject to options exercisable within 60 days of the Record Date. Excludes 349,063 shares subject to options that are not exercisable within 60 days of the Record Date and 135,000 shares of common stock underlying RSUs that do not vest within 60 days of the Record Date.

(14)
Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020. Includes 325,000 shares subject to options exercisable within 60 days of the Record Date.

(15)	Ms. Ward was appointed to the Board on October 28, 2019. Excludes 35,000 shares subject to options that are not exercisable within 60 days of the Record Date.

(16)	Includes 135,000 shares subject to options exercisable within 60 days of the Record Date.

(17)
Includes 63,123 shares subject to options exercisable within 60 days of the Record Date. Excludes 166,877 shares subject to options that are not exercisable within 60 days of the Record Date and 75,000 shares of common stock underlying RSUs that do not vest within 60 days of the Record Date.

(18)
Includes 1,896,226 shares subject to options exercisable within 60 days of the Record Date held by our current executive officers and directors. Excludes 1,063,337 shares subject to options that are not exercisable within 60 days of the Record

Date and 491,516 shares of common stock underlying RSUs that do not vest within 60 days of the Record Date. Excludes shares subject to options held by Mr. Kelly as a result of his resignation effective March 15, 2020 and Mr. Reverberi as a result of his resignation effective March 16, 2020.

EXECUTIVE OFFICERS
The names of the current executive officers of Vanda and certain information about each of them as of the Record Date, are set forth below:
Executive Officers
Mihael H. Polymeropoulos, M.D. — For biographical information, see “Proposal 1: Election of Directors - Continuing Directors Not Standing for Election.”
Kevin Moran, age 36, has served as our Vice President, Acting Chief Financial Officer and Treasurer since March 2020. Previously, Mr. Moran served as the Company’s Vice President and Controller from December 2012 to March 2018, and in other finance roles at the Company between September 2010 and December 2012. Prior to that, Mr. Moran was a Senior Associate at PricewaterhouseCoopers, an independent registered public accounting firm. Mr. Moran earned his Bachelor of Business Administration and his Master of Science in Accounting from James Madison University.
Timothy Williams, age 44, has served as our Senior Vice President, General Counsel and Secretary since August 2018. Prior to joining Vanda, Mr. Williams served as Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at AgNovos Healthcare from September 2013 to July 2018. From April 2009 to August 2013, Mr. Williams was Senior Legal Counsel and Assistant Secretary at Stryker Corporation, a global medical technology company, where he led the legal department’s global M&A, corporate governance, and securities groups. Before joining Stryker, Mr. Williams practiced law in Chicago at Mayer Brown LLP and Bryan Cave LLP. Mr. Williams received his Bachelor of Music and Masters of Music from Western Michigan University and his Juris Doctor from the University of Michigan.
Gunther Birznieks, age 51, has served as our Senior Vice President, Business Development since March 2017 and served as our Vice President, Head of Business Development from March 2010 to March 2017. Mr. Birznieks assumed additional responsibilities in 2018 as a member of the Company’s Research and Development Committee as well as in connection with his role as the project lead for tradipitant. Prior to March 2010, Mr. Birznieks held a number of positions within Vanda, including Clinical Program Head of the tasimelteon and VSF-173 programs, Head of Informatics and in Singapore as Head of Operations. Mr. Birznieks previously spent the majority of his career in the areas of healthcare and biomedical informatics including bioinformatics support for microarray and genotyping projects with the Human Genome Project at the National Human Genome Research Institute. Prior to joining us, Mr. Birznieks founded Extropia Pte. Ltd., a Singaporean company which specialized in business and investment banking applications. Mr. Birznieks has published four books on computer technologies as well as numerous articles and talks on information security, programming, and software development life cycle. Mr. Birznieks received his Bachelor of Arts degree in psychology and his Masters of Science degree in computer science from Johns Hopkins University.
Aranthan “AJ” Jones II, age 44, has served as our Chief Corporate Affairs and Communications Officer since July 2019. Prior to joining Vanda, Mr. Jones served as Global Head of Public Affairs for Burson Cohn & Wolfe where he counseled Fortune 500 clients on corporate affairs and communications, investor relations and social impact initiatives. Before this position, Mr. Jones II was Chief Policy and Communications Officer at the W.K. Kellogg Foundation, one the world’s largest private philanthropic foundations, where he led the organization’s communications function, public-private-partnerships, and public policy initiatives. Previous to joining the Foundation, Mr. Jones served as Worldwide Head of Government Affairs for Gilead Sciences and led the company’s global public policy and regulatory systems engagement efforts to expand access and accelerate pharmaceutical innovation. Earlier in his career, Mr. Jones was the policy director for the U.S. House of Representatives’ Office of the Majority Whip and was directly responsible for crafting healthcare and financial services legislation. Throughout his career, he has also worked globally in Asia, Africa, Middle East and Europe. Mr. Jones received his Bachelor of Arts degree in sociology and anthropology from Iowa State University.
Joakim Wijkstrom, age 54, has served as our Senior Vice President, Chief Marketing Officer since August 2019. Prior to joining Vanda, Mr. Wijkstrom served as SVP/CMO at Perry Ellis International (PERY), and most recently at OneMain Financial (OMF). Prior to that, Mr. Wijkstrom held a variety of leadership roles at advertising agencies (TBWA Chiat Day, BBDO, Crispin Porter + Bogusky) developing marketing strategies with clients including Apple, Absolut vodka, Activision/Guitar Hero, Nextel, and Volkswagen. Before this, Mr. Wijkstrom received his Bachelor of Arts in Art History from Georgetown University, and his Masters of Business Administration in Marketing from New York University. He is also a recipient of the Solomon R. Guggenheim Foundation fellowship for studies in museum administration at the Peggy Guggenheim Collection in Venice, and a Marcus Wallenberg Foundation Scholarship for studies in international business.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
This section discusses the principles underlying our executive compensation decisions related to fiscal year 2019 and the most important factors relevant to an analysis of these decisions. It provides information regarding the manner and context in which compensation is awarded to and earned by our executive officers who are named in the “2019 Summary Compensation Table” below, referred to herein as our “named executive officers,” and provides context and details regarding the data presented in the tables and other quantitative information that follows this section.
Our “named executive officers” for 2019 are:

Named Executive Officer	Current Title
Mihael H. Polymeropoulos, M.D.	President and Chief Executive Officer
James P. Kelly(1)	Former Executive Vice President, Chief Financial Officer and Treasurer
Gian Piero Reverberi(2)	Former Senior Vice President, Chief Commercial Officer
Gunther Birznieks	Senior Vice President, Business Development
Timothy Williams	Senior Vice President, General Counsel and Secretary

(1)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(2)	Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020.
Executive Summary
We correlate compensation to Company and individual performance and design our program to attract, retain and motivate talented employees. We reward both short and long-term Company and individual performance, with the goal of increasing stockholder value over the long term. In determining executive compensation for 2019, we considered the results of the most recent advisory “Say on Pay” vote of stockholders on the compensation of our named executive officers. In light of the results of the Say on Pay votes for both 2019 (76% voted in favor) and 2018 (62% voted in favor), we have continued to engage in stockholder outreach in order to better refine the compensation program to align management and stockholder interests. Our 2019 executive compensation reflects a commitment to pay for performance and compensation that is determined by considering, among other things, the median compensation of our peer group. See “Say on Pay and Stockholder Outreach” below for additional information with respect to our stockholder outreach efforts.
Corporate Governance Highlights:

•	Independent Compensation Committee. Our Compensation Committee, comprised solely of independent directors, approves all compensation for our named executive officers.

•	Annual Say-on Pay Vote. We hold annual say-on-pay advisory votes regarding our executive compensation.

•
Stockholder Engagement. We are committed to open and regular communication with our stockholders and take the opportunity to engage with them to understand their perspectives. After issuing our proxy statement in 2019 we engaged with seven holders representing approximately 17% of our outstanding shares at the time (none of whom were our employees or directors) to specifically discuss our compensation philosophy and program and to listen to their feedback.

•
Response to Stockholder Feedback. Based on the results of the 2018 and 2019 say on pay advisory votes and the recommendations of the proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis, our Compensation Committee took a number of actions, including most recently revising our compensation philosophy in February 2019 to consider, among other things, the median compensation paid to similarly situated named executive officers at our peer group companies in determining our executive team’s base salaries, total cash compensation and total equity compensation.

•	Pay for Performance. We pay annual bonuses based on the achievement of Company goals, individual performance and contribution in achieving those goals. We do not have guaranteed annual bonus payouts.

•
Formulaic Cash Incentive Award Program. A substantial majority of the value of our annual bonuses are tied to the achievement of pre-specified objective criteria, such as revenue targets, clinical study metrics and regulatory filing timelines.

•	Executive Officer Clawback Policy. In 2020, we updated our previously instituted clawback policy on equity-based compensation for our named executive officers to include cash incentive compensation.

•
No “Single-Trigger” Change of Control Benefits. We offer named executive officers a change of control severance package triggered upon a change of control followed by termination of the executive without cause or resignation for good reason, as discussed in “Employment Agreements” below.

•	No Enhanced Executive Benefit Programs. We do not provide our management with pensions or any other enhanced benefit programs beyond those that are typically available to all other employees.

•	Comprehensive anti-hedging / anti-pledging policy. In 2019, the Board adopted a comprehensive anti-hedging / anti-pledging policy that applies to all our employees and Directors.

•	No Option Repricing or Cash-out of Underwater options. We are not permitted to reprice or cash-out underwater stock options without stockholder approval.

•	No Evergreen Provisions. Our equity compensation plan does not contain any “evergreen” provisions to increase shares available for issuance as equity awards.

•	Annual Risk Assessment. We conduct an annual company-wide compensation program risk assessment.

2019 Company Performance Highlights

•	Total revenue of $227.2 million for the full year 2019; 18% growth over 2018.

•	HETLIOZ® net product sales of $143.0 million for the full year 2019; 23% growth over 2018.

•	Fanapt® net product sales of $84.2 million for the full year 2019; 9% growth over 2018.

•	2019 year-end cash, cash equivalents and marketable securities of $312.1 million, as compared to $257.4 million at the end of 2018.
Tradipitant

•	Results from the EPIONE study of tradipitant in the treatment of pruritus in atopic dermatitis were reported in the first quarter of 2020. Vanda will reassess EPIONE 2 and determine next steps.

•	Enrollment in the Phase III study of tradipitant in gastroparesis (VP-VLY-686-3301) is ongoing.

•	Vanda expects to complete the Phase III program of tradipitant in motion sickness and file a New Drug Application with the U.S. Food and Drug Administration (the “FDA”) in 2020.

•	Vanda continues to engage with the FDA over the requirement of a 9-month dog toxicity study.
HETLIOZ® (tasimelteon)

•
The FDA notified Vanda of its refusal to file the supplemental New Drug Application (“sNDA”) for HETLIOZ® in Smith-Magenis Syndrome (“SMS”). Vanda is evaluating next steps and intends to continue to engage with the FDA to determine the regulatory path for HETLIOZ® in the treatment of SMS.

•	Vanda continues to pursue approval for HETLIOZ® in the treatment of jet lag disorder.

•	A clinical program for HETLIOZ® in delayed sleep phase disorder is ongoing.
Fanapt® (iloperidone)

•	A Phase III study of Fanapt® in bipolar disorder is ongoing.

•	Development of the long acting injectable formulation of Fanapt® is ongoing.
Compensation Program Philosophy
Our primary objective with respect to executive compensation is to attract, retain and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

•	Provide competitive incentives that reward the achievement of operational and financial performance goals (“pay for performance”) that directly correlate to the enhancement of stockholder value;

•	Align the interests of our executive officers with those of our stockholders by rewarding performance that meets or exceeds established goals; and

•	Align our executive officers with the long-term strategic goals and objectives approved by the Board.
To achieve these objectives, our executive compensation program ties a significant portion of each named executive officer’s overall compensation to the achievement of corporate financial and operational goals. We have also historically provided a portion of our executive compensation in the form of equity awards that vest over time, which we believe helps to retain our executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance, as reflected in the trading price of our common stock.
We believe “at-risk” compensation focuses executives on achievement of our short and long-term goals. Our executive compensation program is primarily performance-based, both for our short-term (cash incentive awards) and long-term incentives (equity incentive awards). In 2019, a large majority of our Chief Executive Officer’s and other named executive officers’ (83% and 79%, respectively) primary compensation elements was variable based on performance.

CEO 2019
17%
16%
67%
Base Salary
Annual Cash Incentives
Long Term Incentives

NEO 2019
21%
11%
68%
Base Salary
Annual Cash Incentives
Long Term Incentives

(1)	NEO 2019 reflects average compensation for all named executive officers other than our Chief Executive Officer.

(2)	Named executive officer 2019 compensation based on 2019 base salary, annual cash incentive at target and grant date fair market value of the 2019 equity awards.
Our Compensation Committee has determined that the executive team’s base salaries, total target cash compensation and total equity compensation should generally be determined by considering, among other things, the median of similarly situated named executive officers at our peer group companies. These pay components and the resulting positioning relative to the competitive market for our named executive officers are evaluated on a yearly basis by our Compensation Committee.
Compensation Procedures
Our Compensation Committee’s current policy is to review annually each of our named executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to our named executive officers and whether they adequately compensate our named executive officers relative to comparable officers in other similarly-sized biopharmaceutical companies. Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer and, from time to time, our Chief People Officer and Chief Financial Officer or Acting Chief Financial Officers, as applicable.
Our Compensation Committee also regularly meets in executive session without any of our named executive officers or other employees present. For compensation decisions related to named executive officers other than our Chief Executive Officer, including decisions regarding the grant or award of equity compensation, our Compensation Committee solicits and considers the recommendations of our Chief Executive Officer.
Use of Independent Compensation Consultant
Our Compensation Committee has the authority under its charter to select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party it retains to assist in the evaluation of director and officer compensation as well as any other compensation matters. Our Compensation Committee has engaged Willis Towers Watson, a consulting firm specializing in executive compensation, as its independent compensation consultant. In connection with our Compensation Committee’s 2019 named executive officer compensation decisions, Willis

Towers Watson reviewed and advised on all principal aspects of our executive compensation program and performed the following services:

•	Provided recommendations regarding the composition of the Company’s peer group;

•
Conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group proxy statements, compensation survey data, and other publicly available data; and

•	Reviewed and advised on total compensation, including base salaries, and short- and long-term incentives, including equity awards.
The Compensation Committee has assessed the independence of Willis Towers Watson, the Compensation Committee’s compensation consultant, and concluded that no conflict of interest exists that would prevent Willis Towers Watson from serving as an independent consultant to the Compensation Committee.
Say on Pay and Stockholder Outreach
Historic Low Votes
We received our first low say on pay vote when approximately 59% of the shares were voted in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2017 annual meeting of stockholders. We believe that this was largely based on the voting recommendations of ISS and Glass Lewis, each of whom were critical of the cash and equity incentive awards for fiscal year 2016, which exceeded the targets established by our Compensation Committee. In particular, the bonus to our Chief Executive Officer for 2016 was 240% of his 2016 base salary and the value of his stock-based compensation awards were approximately $5,056,000. With regard to our Chief Executive Officer, the Compensation Committee considered his contributions and the overall achievement of the Company’s goals for 2016 when determining his cash incentive and stock-based compensation awards for 2016. As discussed in the Compensation Discussion and Analysis portion of the definitive proxy for the 2017 annual meeting of stockholders, the extension of the patent exclusivity and strengthening of the overall intellectual property position of Fanapt® during the year ended December 31, 2016, were determined by the Compensation Committee to be exceptional achievements not fully contemplated in the Company’s 2016 objectives. These exceptional achievements, which were directly related to the contributions of our Chief Executive Officer in inventing and defending a key patent extending our exclusivity for Fanapt® by an additional 11 years to 2027 and formed the basis for our Chief Executive Officer’s cash incentive and stock-based compensation awards for 2016, are expected to result in hundreds of millions of dollars of additional revenue from Fanapt®. The Compensation Committee determined those awards were appropriate in light of that outstanding performance and the fact that paying above-target awards in response to extraordinary value-creation events is not an unusual practice in our industry. While the Compensation Committee recognizes that awards that position named executive officer pay levels above our targeted pay positioning should be limited only to those years in which performance is truly exceptional, the Compensation Committee determined that the achievements of 2016 created significant additional value for our stockholders that should be reflected in the cash and equity compensation awards of our named executive officers whose efforts contributed to the creation of that value. Despite the justification for our 2016 incentive compensation awards, we received a second low say on pay vote at our 2018 annual meeting of stockholders, when approximately 62% of the shares voted were in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2018 annual meeting of stockholders. We believe that this was not related to the compensation of our named executive officers for 2017, but rather again largely based on the voting recommendations of ISS and Glass Lewis, each of whom continued their criticism of our 2016 incentive compensation awards.
The Outreach
For the last three years we have expanded our stockholder outreach efforts in connection with our annual advisory vote on executive compensation, both to better explain our executive compensation program and to better understand our stockholders’ perspectives on the topic. After issuing our proxy statement in 2019 we engaged with seven holders of approximately 17% of our outstanding shares at the time (none of whom were our employees or directors) to specifically discuss our compensation philosophy and program and to listen to their feedback. None of these stockholders expressed any concern with our awards or our pay practices in general. Despite this apparent lack of concern, many explained that they follow the voting recommendations of ISS and Glass Lewis. Based in large part on this feedback, and the information that has been published by ISS and Glass Lewis, our Compensation Committee recognized that we could improve certain components of our executive compensation practices as well as our description of and disclosure about these practices.
Executive Compensation Program Changes
In recent years, our Compensation Committee has taken a number of steps to better align our executive compensation program with the interests of our stockholders including (1) establishing detailed revenue and milestone metrics as components of the

Company’s corporate objectives, (2) implementing a more formulaic assessment of performance against those objectives with predetermined limits for both minimum performance and maximum multiplier, (3) formally establishing the median of peer group compensation as the reference point for all primary compensation elements, (4) adopting a clawback policy on both short and long term incentives, and (5) adopting a robust anti-hedging / anti-pledging policy covering all employees and directors.

As discussed with the stockholders during our outreach, the Compensation Committee remains committed to ensuring that individual pay levels remain closely linked to performance. As described in the “Cash Incentive Awards” section below and consistent with the program changes noted above, the performance of our named executive officers was evaluated using pre-specified objective criteria, such as revenue targets, clinical study metrics and regulatory filing timelines. The Compensation Committee’s commitment to pay for performance was evidenced by the 2017 annual bonus plan payouts, which were below the target level for all but one of our named executive officers and aligned with the Company’s performance versus the 2017 objectives. Further, the Compensation Committee continued this commitment with the 2018 annual bonus plan payouts, which were above the target level for all of our named executive officers and aligned with the Company’s performance versus the 2018 objectives. Based on our stockholder outreach and modifications to our executive compensation program, we noted an increase to our say on pay vote as 76% of the shares voted were voted in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2019 annual meeting of stockholders. Based on these positive results, the Compensation Committee continued this commitment with the 2019 annual bonus plan payouts, which were above the target level for all of our named executive officers and aligned with the Company’s performance versus the 2019 objectives.
In arriving at the level of 2019 annual bonus awards, the Compensation Committee determined that the Company achieved a performance level against its predetermined revenue and milestone objectives equal to 116% and 118%, respectively, resulting in the payment of cash bonuses equal to 117% of target.
Both our Compensation Committee and Board periodically reevaluate our executive compensation philosophy and practices in light of the Company’s performance, needs and developments, including the outcome of non-binding advisory votes by the Company’s stockholders, and will consider additional program changes if determined to be appropriate and in the best interests of our stockholders.
Enhanced Disclosures
As indicated above, this Proxy Statement includes additional disclosure and enhanced descriptions of the Company’s executive compensation program to address the prior years’ low say on pay votes, explain our stockholder outreach efforts and the results of these efforts, better articulate the metrics used for our pay for performance practices and describe the formulaic approach taken in determining the level of our cash incentive awards.
Peer Group
The Compensation Committee annually selects a group of peer companies for competitive analysis of executive compensation. The peer group companies are identified based upon similarity with Vanda with respect to science/business model (innovation and commercialization), revenue, market capitalization, and employee headcount. The peer group is reviewed annually and adjusted as needed to ensure that the peer companies continue to share similarities with Vanda.
Based on analysis and recommendations from Willis Towers Watson in December 2018, the Compensation Committee considered the following parameters for life sciences companies when evaluating the Vanda peer group: publicly traded life sciences companies with a market capitalization of between $500 million and $3.0 billion, revenue between $100 million and $500 million and less than 750 employees.
Based on these parameters, the following 17 publicly traded companies were selected, our “2019 peer group,” for use in evaluating our 2019 executive compensation program.

ACADIA Pharmaceuticals Inc.	Insys Therapeutics Inc.	Retrophin, Inc.
Acorda Therapeutics Inc.	Lexicon Pharmaceuticals, Inc.	Spectrum Pharmaceuticals, Inc.
AMAG Pharmaceuticals Inc.	MacroGenics, Inc.	Supernus Pharmaceuticals, Inc.
Amarin Corp Plc	The Medicines Company
BioCryst Pharmaceuticals, Inc.	Momenta Pharmaceuticals, Inc.
Corcept Therapeutics Incorporated	Pacira Pharmaceuticals, Inc.
Halozyme Therapeutics, Inc.	PTC Therapeutics, Inc.

As compared to 2018, the five companies removed for 2019 due to differences in market capitalization, delisting or as a result of reorganizations were: Assertio Therapeutics; Concordia International; Pernix Therapeutics; Rockwell Medical and VIVUS. Four companies, which met the approved parameters, were added for 2019: ACADIA Pharmaceuticals; Halozyme Therapeutics; Momenta Pharmaceuticals and PTC Therapeutics.
In addition to the peer group above, the Compensation Committee also reviewed competitive compensation data from the Radford Global Life Sciences Compensation Survey. For 2019 compensation decisions, the Radford survey group included 25 publicly traded U.S.-based biotechnology and pharmaceutical companies with revenues between $100 million and $700 million.
The Compensation Committee, based on an analysis and recommendations from Willis Towers Watson in December 2019, considered the foregoing parameters in selecting the following 18 publicly traded companies, our “2020 peer group,” for use in evaluating our 2020 executive compensation program.

ACADIA Pharmaceuticals Inc.	Intercept Pharmaceuticals, Inc.	Radius Health, Inc.
Acorda Therapeutics Inc.	Ironwood Pharmaceuticals, Inc.	Retrophin, Inc.
AMAG Pharmaceuticals Inc.	Lexicon Pharmaceuticals, Inc.	Spectrum Pharmaceuticals, Inc.
Amarin Corp Plc.	MacroGenics, Inc.	Supernus Pharmaceuticals, Inc.
Corcept Therapeutics Incorporated	Momenta Pharmaceuticals, Inc.
Clovis Oncology, Inc.	Pacira Pharmaceuticals, Inc.
Halozyme Therapeutics, Inc.	PTC Therapeutics, Inc.
The three companies removed for 2020 due to differences in market capitalization, delisting or as a result of reorganizations were: BioCryst Pharmaceuticals, Inc., Insys Therapeutics Inc. and The Medicines Company. Four companies, which met the approved parameters, were added for 2020: Clovis Oncology, Inc., Intercept Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc. and Radius Health, Inc.
Primary Elements of Executive Compensation

•	Base Salary

•	Cash Incentive Awards

•	Equity Incentive Awards
The 2019 compensation actions for 2019 base salary were finalized in February 2019. In December 2018, Willis Towers Watson provided the Compensation Committee with a report in which Willis Towers Watson compared the overall compensation then provided by the Company to each of our executive officers, including annual base salary, annual cash incentive awards and equity incentive awards (the “WTW 2019 Report”). The WTW 2019 Report included publicly available information from the 2019 Peer Group.
The 2019 compensation actions for 2019 cash incentive awards and 2020 equity incentive awards were finalized in February 2020. In December 2019, Willis Towers Watson provided the Compensation Committee with a report in which Willis Towers Watson compared the overall compensation then provided by the Company to each of our executive officers, including annual base salary, annual cash incentive awards and equity incentive awards (the “WTW 2020 Report”). The WTW 2020 Report included publicly available information from the 2020 Peer Group.
Base Salary
We set the base salaries for each of our named executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. The annual base salaries established for our executive officers are determined based on consideration of numerous factors, including the responsibilities of the position, prior relevant qualifications, background and experiences, performance considerations, market considerations, such as the median of other similarly situated named executive officers at our peer group companies, and other factors deemed relevant.
In February 2019, in connection with its annual compensation review for purposes of setting 2019 executive compensation, our Compensation Committee reviewed the market data from the 2019 peer group contained in the WTW 2019 Report and discussed with Dr. Polymeropoulos the Company’s and each named executive officer’s performance during 2018 and his recommendation regarding the base salary of the Company’s named executive officers (other than himself) serving as of such date. Based on this discussion and our Compensation Committee’s stated compensation philosophy, our Compensation Committee approved the following increases for the 2019 base salaries from the 2018 base salaries as follows:

Named Executive Officer	2018 Base Salary	2019 Base Salary	Percentage Increase
Mihael H. Polymeropoulos, M.D.	$700,000	$721,000	3.0%
James P. Kelly(1)	$479,000	$493,370	3.0%
Gian Piero Reverberi(2)	$495,321	$519,071	3.0%
Timothy Williams	$375,000	$379,315	1.2%
Gunther Birznieks	$375,000	$386,250	3.0%

(1)
Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020. Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020.

(2)
Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020. Mr. Reverberi’s employment agreement was denominated in Swiss francs. For the purposes of this disclosure, amounts shown for 2018 have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0150 United States dollars, the exchange rate at December 31, 2018 and amounts shown for 2019 have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, the exchange rate at December 31, 2019. The percentage increase is calculated based upon salary denominated in Swiss francs.

Cash Incentive Awards
We provide annual cash incentive awards that are based upon the achievement of corporate and individual performance goals established by our Compensation Committee. These cash incentive awards are designed to focus our named executive officers on achieving key clinical, regulatory, commercial, operational, strategic and/or financial objectives within a yearly time horizon.
The target levels of the annual cash incentive awards for our named executive officers were initially established as part of their respective individual employment agreements. Each of these employment agreements provide that the named executive officer will receive an annual cash incentive award determined at the discretion of our Compensation Committee based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of their respective base salary. The award criteria are established by our Compensation Committee on an annual basis, and include specific qualitative and quantitative objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones. Our Compensation Committee annually reviews the annual cash incentive target award percentage of each of our named executive officers.
Following the conclusion of each fiscal year, our Compensation Committee evaluates the performance of each of our named executive officers with respect to the attainment of their individual objectives as well the Company’s corporate objectives to determine the amount of their cash incentive awards for the year. The actual amount awarded is determined in the discretion of our Compensation Committee based on each named executive officer’s level of performance. Historically, the actual amount awarded has been between 0 and 200% of the target award amount. As part of its implementation of our compensation philosophy, our Compensation Committee, following consultation with Willis Towers Watson, determined to implement a cap on our named executive officers’ annual cash incentive awards of 150% of their respective target amounts. The Compensation Committee reserves the right to make subjective assessments of executive performance and to separately reward performance beyond established individual or corporate goals and targets, and to award a smaller or larger bonus or no bonus at all.

The 2019 corporate objectives and relative weightings were approved by the Board and Compensation Committee and were used to assess the overall 2019 performance.
2019 Corporate Goals

Category	Weighting	Operational Objective
Commercial HETLIOZ®	30%	Commercialization of HETLIOZ® for Non-24 in the U.S. & Germany Execute on E.U. commercial plan for new markets and support activities
Commercial Fanapt®	15%	Commercial support of Fanapt® for schizophrenia in the U.S.
Intellectual Property	5%	Enhance global IP portfolio and exclusivity of all products
R&D and Commercial Support	45%
Clinical and commercial activities in support to Tradipitant (25%)
Advance HETLIOZ® via life cycle management, R&D and commercial activities (10%)
Advance Fanapt® via life cycle management, R&D and commercial activities (5%)
Clinical and Research activities in support of early stage programs including VQW-051, VTR-297 and CFTR (5%)

People, Capabilities & Culture	5%
Grow, guide and develop a community of innovation
Further develop core competencies towards the successful implementation of a long term growth plan for the Company
Evaluate external opportunities
Communicate goals and progress to relevant stakeholders

In February 2020, when it undertook its review of our executive compensation arrangements, our Compensation Committee determined to leave the cash incentive award target (as a percentage of salary) for each of our named executive officers unchanged from 2019.
For purposes of measuring the levels of achievement for the 2019 goals, the quantitative objectives, consisting of commercial activities for each of HETLIOZ® and Fanapt®, which accounted for 45% of the total weighting, were measured using minimum revenue thresholds, maximum revenue thresholds and a midpoint target. The determination of achievement for these quantitative commercial objectives was based on a pre-defined formula resulting in an overall achievement level of 116%.
The qualitative objectives, consisting of R&D and commercial activities, human resource activities and other goals, which accounted for 55% of the total weighting, were measured using a number of different criteria, including clinical study metrics, regulatory filing timelines, expansion of our patent portfolio and securing key hires among others, resulting in an overall achievement level of 118%. The combined measurement of achievement versus the 2019 corporate goals resulted in an overall award level equal to 117% of target for each of our Named Executive Officers.
In February 2020, based on the Company’s 2019 performance and the accomplishments of the Company and our named executive officers during the year, our Compensation Committee awarded our named executive officers the following incentive cash awards:

Named Executive Officer	2019 Base Salary	2019 Target Award %	2019 Target Award Amount	2019 Actual Award Amount	Percentage of Target Actually Awarded
Mihael H. Polymeropoulos, M.D.	$721,000	80%	$576,800	$675,000	117%
James P. Kelly (1)	$493,370	50%	$246,685	$288,622	117%
Gian Piero Reverberi (2)	$519,071	45%	$233,582	$273,291	117%
Timothy Williams	$379,315	40%	$151,726	$177,520	117%
Gunther Birznieks	$386,250	40%	$154,500	$180,765	117%

(1)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(2)
Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020. Mr. Reverberi’s employment agreement was denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, the exchange rate on December 31, 2019.

Equity Incentive Compensation
Our Compensation Committee believes that equity compensation awards help align the interests of our named executive officers with those of our stockholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our common stock. The authority to make equity grants to named executive officers rests with our Compensation Committee, although our Compensation Committee does consider the peer group data provided by Willis Towers Watson and the recommendations of our Chief Executive Officer (other than for himself).
Our Compensation Committee generally determines the equity compensation of our executive team based on considerations of numerous factors, including the responsibilities of the position, prior relevant qualifications, background and experiences, performance considerations, market considerations, such as the median of similarly situated named executive officers at our peer group companies, and other factors deemed relevant. This reflects a change from 2017 when the 66th percentile was used as a reference point and completes the planned migration from the 75th percentile to the median, as previously disclosed. We grant time-based stock options and RSUs to reward long-term performance. These equity awards are intended to provide significant incentive value for each named executive officer if the Company’s performance is outstanding and the named executive officer remains with the Company, and align named executive officer pay with long-term stockholder interests.
Generally, we have granted a stock option and/or awarded RSUs to our named executive officers upon commencement of their employment with the Company. The size of these initial equity grants are negotiated in connection with the named executive officer’s employment agreement and generally vest over a four year period. The intent of the initial grants is to create a meaningful opportunity to acquire a proprietary interest in the Company and to align the named executive officer’s interest with the long-term interests of our stockholders.
At least annually, typically in February, our Compensation Committee considers additional awards of stock options and RSUs for our named executive officers with a new vesting schedule. We believe that the resulting overlapping vesting schedules from awards made in prior years, helps ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time.
In February 2020, in connection with its annual compensation review for the year ended December 31, 2019 and for purposes of setting 2020 executive compensation in the context of 2019 performance, after considering the factors described above, our Compensation Committee granted options and awarded RSUs subject to service-based vesting criteria to our named executive officers as set forth in the table below.

	Granted in February 2020 (for 2019 Compensation)
Named Executive Officer	Number of Shares Underlying Option Grant	Number of Shares Underlying RSU Awards
Mihael H. Polymeropoulos, M.D.	140,000	60,000
James P. Kelly(1)	—	—
Gian Piero Reverberi(2)	—	—
Timothy Williams	70,000	30,000
Gunther Birznieks	70,000	30,000

(1)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(2)	Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020.
Severance and Change-in-Control Benefits
Each of our named executive officers has a provision in his employment agreement with the Company that provide for certain severance benefits in the event of termination without cause, as well as a provision in his employment agreement or plan-based equity award agreements that provides for the acceleration of certain of his then unvested options and RSUs in the event of termination without cause following a change-in-control of the Company. In addition, Dr. Polymeropoulos is entitled to certain tax benefits upon a change-in-control of the Company pursuant to a tax indemnity agreement he entered into with the Company in 2007 and amended in 2010. These severance and acceleration provisions are described in the “Employment Agreements” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments and Benefits Upon Termination” below. No material changes were made to these severance benefits in 2019.
Other Benefits
Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. We provide matching contributions of up to 50% of the first 6% of each employee’s eligible contributions to the 401(k) plan. There were no material benefits or perquisites provided to any named executive officer in 2019 other than pension contributions and allowance for travel expenses for Mr. Reverberi, and parking expenses for the named executive officers.
Tax and Accounting Considerations
Section 162(m) of the Code generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent that such compensation exceeds $1 million per officer in any year, except with respect to certain “grandfathered” arrangements in place as of November 2, 2017. In determining the form and amount of compensation for our named executive officers, the Compensation Committee may continue to consider all elements of the cost of such compensation. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.
Anti-hedging / Anti-pledging Policy
In 2019, the Board adopted a comprehensive anti-hedging / anti-pledging policy that applies to all our employees and Directors. This policy generally prohibits any employee, officer or director from engaging in short sales, transactions involving puts, calls and other derivative securities, and hedging transactions, placing standing or limit orders (other than pursuant to certain written trading plans), holding securities in margin accounts and pledging securities subject to limited exceptions.
Clawback Policy
In April 2016, in advance of any such requirement in the Dodd-Frank Wall Street Reform and Consumer Protection Act, our Compensation Committee adopted a formal clawback policy, which will apply in the event we are required to prepare an accounting restatement as the result of fraud or misconduct after the adoption of the clawback policy. The clawback policy, as updated in April 2020, requires us to use reasonable efforts to recover from our named executive officers who receive cash and equity-based incentive compensation during the three-year period preceding the date on which we are required to prepare an accounting restatement based on fraud or misconduct, the excess of what would have been paid to such named executive officer under the accounting restatement. The clawback policy is applicable to (i) equity-based incentive compensation awarded on or after April 27, 2016 and (ii) cash incentive compensation awarded on or after April 1, 2020.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the following members of the Compensation Committee:
H. Thomas Watkins (Chairman)
Richard W. Dugan
Anne Sempowski Ward
The material in this Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Vanda under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2019 Summary Compensation Table
The following table summarizes the compensation that we paid to our Chief Executive Officer, our Former Chief Financial Officer, our Former Chief Commercial Officer, our Senior Vice President and General Counsel and our Senior Vice President, Business Development for the years ended December 31, 2019, 2018 and 2017. We refer to these executive officers in this Proxy Statement as our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Mihael H. Polymeropoulos, M.D. President and Chief Executive Officer	2019	721,000	—	1,237,200	1,610,154	675,000	34,783	4,278,137
	2018	700,000	—	1,131,000	1,456,406	700,000	37,322	4,024,728
	2017	675,000	—	2,900,000	2,156,000	502,200	32,789	6,265,989
James P. Kelly Former Executive Vice President, Chief Financial Officer and Treasurer(5)	2019	493,370	—	618,600	805,077	288,622	42,741	2,248,410
	2018	479,000	—	754,000	832,232	299,375	36,778	2,401,385
	2017	465,000	—	1,015,000	548,800	216,225	31,282	2,276,307
Gian Piero Reverberi (6)(7) Former Senior Vice President, Chief Commercial Officer	2019	519,071	—	618,600	805,077	273,291	80,280	2,296,319
	2018	495,321	—	565,500	728,203	278,618	78,265	2,145,907
	2017	486,553	—	435,000	548,800	203,622	81,595	1,755,570
Timothy Williams (8) Senior Vice President, General Counsel and Secretary	2019	379,315	—	618,600	805,077	177,520	42,342	2,022,854
	2018	144,886	40,000	643,500	1,086,894	71,918	15,658	2,002,856
Gunther Birznieks (9) Senior Vice President, Business Development	2019	386,250	—	618,600	805,077	180,765	20,129	2,010,821
	2018	375,000	—	565,500	728,203	187,500	16,803	1,873,006
	2017	325,000	—	1,015,000	548,800	195,000	14,992	2,098,792

(1)	The salary amount represents the salary earned from January 1 through December 31 of the applicable year.

(2)
Reflects the aggregate grant date fair value of stock awards and option awards granted with respect to the applicable year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 13 to our audited consolidated financial statements included in the Annual Report. Our named executive officers will not realize the estimated value of these awards until these awards are vested and sold.

(3)	Represents amounts that were earned and accrued under our cash incentive bonus program for the year ended December 31, 2019 that were paid in February 2020.

(4)
Includes contributions made by the Company to match named executive officers’ respective 401(k) elective plan contributions and amounts paid by the Company for group health and term life insurance premiums and parking expenses.

(5)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(6)
Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020. Mr. Reverberi’s employment agreement was denominated in Swiss francs. For the purposes of this disclosure, amounts shown for 2019, 2018 and 2017 have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, 1.0150 United States dollars, and 1.0265 United States dollars, respectively, the exchange rate at December 31, 2019, 2018 and 2017, respectively.

(7)
Includes in the “All Other Compensation” column Switzerland life pension contributions of $42,391, $40,349 and $43,049, and allowance for travel expenses of $36,287, $36,342, and $36,954 paid by the Company for Mr. Reverberi during 2019, 2018 and 2017, respectively. For the purposes of this disclosure, amounts shown for 2019, 2018 and 2017 have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, 1.0150 United States dollars, and 1.0265 United States dollars, respectively, the exchange rate at December 31, 2019, 2018 and 2017, respectively.

(8)
Mr. Williams joined the Company in August 2018. Mr. Williams’ 2018 compensation includes a signing bonus of $40,000, which is subject to repayment by Mr. Williams in the event he is terminated for cause or voluntarily resigns from the Company within two years of his start date.

(9)	Mr. Birznieks’s position as Senior Vice President, Business Development commenced on March 23, 2017.

2019 Grants of Plan-Based Awards
The following table sets forth each plan-based award granted to the Company’s named executive officers for the year ended December 31, 2019. The grants of stock awards and option awards reported for 2019 include grants that occurred in February 2019 which related to compensation for the year ended December 31, 2018.

	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Named Executive Officer	Grant Date	Threshold ($)(2)	Target ($)	Maximum ($)
Mihael H. Polymeropoulos, M.D.	2/27/2019	—	576,800	865,200	60,000			1,237,200
	2/27/2019					140,000	20.62	1,610,154
James P. Kelly(6)	2/27/2019	—	246,685	370,028	30,000			618,600
	2/27/2019					70,000	20.62	805,077
Gian Piero Reverberi(7)	2/27/2019	—	233,582	350,373	30,000			618,600
	2/27/2019					70,000	20.62	805,077
Timothy Williams	2/27/2019	—	151,726	227,589	30,000			618,600
	2/27/2019					70,000	20.62	805,077
Gunther Birznieks	2/27/2019	—	154,500	231,750	30,000			618,600
	2/27/2019					70,000	20.62	805,077

(1)	Represents target cash bonuses under our 2019 cash incentive bonus program.

(2)	No threshold amount is included because the plan does not provide for a minimum non-zero payout amount.

(3)
Service-based RSU granted on February 27, 2019 vests with respect to 25% of the shares on March 1, 2020, 25% of the shares on March 1, 2021, 25% of the shares on March 1, 2022 and 25% of the shares on March 1, 2023.

(4)
Option vests with respect to 25% of the underlying shares when the named executive officer completes 12 months of continuous service following the date of grant, with the balance vesting in equal monthly installments over the next 36 months of continuous service thereafter.

(5)
Represents the fair value of each stock option grant or RSU as of the date it was granted in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 13 to our audited consolidated financial statements included in the Annual Report. These amounts do not represent the actual amounts paid to or realized by the named executive officer for these awards.

(6)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(7)
Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020. Mr. Reverberi’s employment agreement was denominated in Swiss francs. For the purposes of this disclosure, estimated future payment amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, the exchange rate at December 31, 2019.

All options and RSUs listed above may be subject to acceleration upon the occurrence of certain events per the terms of the named executive officer’s employment agreement as described under “Employment Agreements” below.
Outstanding Equity Awards at 2019 Year-End
The following table sets forth information regarding each unexercised option and unvested RSUs held by each of our named executive officers as of December 31, 2019.

		Option Awards				Stock awards
Named Executive Officer	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Mihael H. Polymeropoulos, M.D.	12/16/2010	150,000	—	8.75	12/15/2020
	12/6/2011	150,000	—	4.88	12/5/2021

		Option Awards					Stock awards
Named Executive Officer	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
	12/7/2012	150,000	—		3.12	12/6/2022
	12/2/2013	150,000	—		11.59	12/1/2023
	12/4/2014	150,000	—		12.27	12/3/2024
	2/12/2016	167,708	7,292	(2)	7.94	2/11/2026
	3/1/2017	189,063	85,937	(2)	14.50	2/28/2027
	2/28/2018	64,166	75,834	(2)	18.85	2/27/2028
	2/27/2019	—	140,000	(3)	20.62	2/26/2029
	2/12/2016						18,750	(4)	307,688
	2/28/2018						45,000	(6)	738,450
	2/27/2019						60,000	(7)	984,600
James P. Kelly(9)	12/13/2010	150,000	—		8.27	12/12/2020
	12/6/2011	56,250	—		4.88	12/5/2021
	12/7/2012	56,250	—		3.12	12/6/2022
	12/2/2013	60,000	—		11.59	12/1/2023
	12/4/2014	60,000	—		12.27	12/3/2024
	2/12/2016	67,083	2,917	(2)	7.94	2/11/2026
	3/1/2017	48,125	21,875	(2)	14.50	2/28/2027
	2/28/2018	36,666	43,334	(2)	18.85	2/27/2028
	2/27/2019	—	70,000	(3)	20.62	2/26/2029
	2/12/2016						7,500	(4)	123,075
	3/1/2017						35,000	(5)	574,350
	2/28/2018						30,000	(6)	492,300
	2/27/2019						30,000	(7)	492,300
Gian Piero Reverberi(10)	9/8/2015	150,000	—		12.68	9/7/2025
	2/12/2016	67,083	2,917	(2)	7.94	2/11/2026
	3/1/2017	48,125	21,875	(2)	14.50	2/28/2027
	2/28/2018	32,083	37,917	(2)	18.85	2/27/2028
	2/27/2019	—	70,000	(3)	20.62	2/26/2029
	9/8/2015						12,500	(4)	205,125
	2/12/2016						7,500	(4)	123,075
	3/1/2017						15,000	(5)	246,150
	2/28/2018						22,500	(6)	369,225
	2/27/2019						30,000	(7)	492,300
Timothy Williams (11)	8/13/2018	29,999	60,001	(3)	21.45	8/12/2028
	2/27/2019	—	70,000	(3)	20.62	2/26/2029
	8/13/2018						22,500	(8)	369,225
	2/27/2019						30,000	(7)	492,300
Gunther Birznieks	12/7/2012	1,250	—		3.12	12/6/2022
	12/2/2013	14,063	—		11.59	12/1/2023
	12/4/2014	33,750	—		12.27	12/3/2024
	2/12/2016	58,333	2,917	(2)	7.94	2/11/2026
	3/1/2017	48,125	21,875	(2)	14.50	2/28/2027

		Option Awards					Stock awards
Named Executive Officer	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
	2/28/2018	32,083	37,917	(2)	18.85	2/27/2028
	2/27/2019	—	70,000	(3)	20.62	2/26/2029
	2/12/2016						7,500	(4)	123,075
	3/1/2017						35,000	(5)	574,350
	2/28/2018						22,500	(6)	369,225
	2/27/2019						30,000	(7)	492,300

(1)	Based on a per share price of $16.41, which was the closing price per share of our common stock on the last trading day of the 2019 fiscal year (December 31, 2019).

(2)	Option shares vest with respect to 1/48th of the total number of shares granted for each month of continuous service completed by the named executive officer following the date of grant.

(3)
Option vests with respect to 25% of the underlying shares when the named executive officer completes 12 months of continuous service following the date of grant, with the balance vesting in equal monthly installments over the next 36 months of continuous service thereafter.

(4)
Service-based RSU that will vest with respect to 25% of the shares on January 1, 2017, 25% of the shares on January 1, 2018, 25% of the shares on January 1, 2019 and 25% of the shares on January 1, 2020.

(5)	Service-based RSU that will vest with respect to 25% of the shares on March 1, 2018, 25% of the shares on March 1, 2019, 25% of the shares on March 1, 2020 and 25% of the shares on March 1, 2021.

(6)
Service-based RSU that will vest with respect to 25% of the shares on February 28, 2019, 25% of the shares on February 28, 2020, 25% of the shares on February 28, 2021 and 25% of the shares on February 28, 2022.

(7)	Service-based RSU that will vest with respect to 25% of the shares on March 1, 2020, 25% of the shares on March 1, 2021, 25% of the shares on March 1, 2022 and 25% of the shares on March 1, 2023.

(8)
Service-based RSU that will vest with respect to 25% of the shares on August 13, 2019, 25% of the shares on August 13, 2020, 25% of the shares on August 13, 2021 and 25% of the shares on August 13, 2022.

(9)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(10)	Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020.

(11)	Mr. Williams joined the Company in August 2018.
All options and RSUs listed above may be subject to acceleration upon the occurrence of certain events per the terms of the named executive officer’s employment agreement as described under “Employment Agreements” below.
On February 26, 2020, we granted service-based RSUs to Dr. Polymeropoulos in the amount of 60,000 and Messrs. Williams and Birznieks in the amount of 30,000 shares each. Messrs. Kelly and Reverberi submitted their resignations to the Company prior to February 26, 2020 and were not granted service-based RSUs. Each of the grants to Dr. Polymeropoulos and Messrs. Williams and Birznieks will vest with respect to 25% of the shares on March 1, 2021, 25% of the shares on March 1, 2022, 25% of the shares on March 1, 2023 and 25% of the shares on March 1, 2024. Additionally, on February 26, 2020, we granted options to purchase shares of our common stock to Dr. Polymeropoulos in the amount of 140,000 shares, and Messrs. Williams and Birznieks in the amount of 70,000 shares each. Messrs. Kelly and Reverberi submitted their resignations to the Company prior to February 26, 2020 and were not granted options to purchase shares of our common stock. Each of these option grants will vest with respect to 25% of the shares subject to such option when the named executive officer completes 12 months of continuous service following the date of grant, with the balance vesting in equal monthly installments over the next 36 months thereafter while the executive officer provides continuous services to us. Although these grants are not listed in the table above as of December 31, 2019, they relate to compensation for the year ended December 31, 2019.

2019 Option Exercises and Stock Vested
The following table shows the number of shares acquired upon option exercise and stock award vesting for each named executive officer during the year ended December 31, 2019. These amounts do not represent the actual amounts realized by the named executive officer for these awards.

Named Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise of Options (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mihael H. Polymeropoulos, M.D.	425,000	1,810,510	121,250	2,636,663
James P. Kelly	—	—	40,000	882,875
Gian Piero Reverberi	—	—	35,000	826,050
Timothy Williams	—	—	7,500	112,875
Gunther Birznieks	—	—	37,500	832,275

(1)
The shares underlying RSUs held by the named executive officers vested on January 1, 2019, February 28, 2019 and March 1, 2019. The value realized on vesting is based on the closing price per share of our common stock on the vesting date. These amounts do not represent the actual amounts realized by the named executive officer for these awards.

Employment Agreements
We entered into offer letters or employment agreements with each of our named executive officers: Mihael H. Polymeropoulos, M.D., our President and Chief Executive Officer; James P. Kelly, our Former Executive Vice President, Chief Financial Officer and Treasurer; Gian Piero Reverberi, our Former Senior Vice President, Chief Commercial Officer; Timothy Williams, our Senior Vice President, General Counsel and Secretary; and Gunther Birznieks, our Senior Vice President, Business Development.
Mihael H. Polymeropoulos, M.D. We entered into an employment agreement with Dr. Polymeropoulos in February 2005, which was subsequently amended on December 16, 2008 and December 16, 2010, which provides for an annual base salary of not less than $362,250 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance goals (Dr. Polymeropoulos’ current base salary for 2020 is $746,235 and his target bonus amount is 80% of his annual base salary). If we terminate Dr. Polymeropoulos’ employment for any reason other than cause or permanent disability, or, (other than for item (4) below), Dr. Polymeropoulos terminates his employment within six months after the occurrence of any event constituting Good Reason, Dr. Polymeropoulos will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) a bonus, payable in a lump sum, in an amount equal to the greater of his most recent annual target bonus or the average annual target bonus awarded to him for the prior three years; (3) payment of his monthly COBRA health insurance premiums for up to 12 months; and (4) an additional three months of service credit under all options held by him and all such options shall be exercisable for the lesser of (i) of six months following his termination or (ii) the remaining option term. In addition, pursuant to the terms of his option and RSU award agreements, if Dr. Polymeropoulos is terminated without cause, or he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs. In addition to the benefits provided in his employment agreement, option agreements and RSU awards, the Company entered into a tax indemnity agreement with Dr. Polymeropoulos in November of 2007 that provides certain benefits to him in the event of a change in control of the Company, as described below in “Severance and Change in Control Arrangements.”
James P. Kelly. Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020. We had entered into an employment agreement with Mr. Kelly in December 2010, which provided for an annual base salary of not less than $285,000 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance criteria. If we had terminated Mr. Kelly’s employment for any reason other than cause or permanent disability, or, (other than for item (4) below), if he had terminated his employment within six months after the occurrence of any event constituting Good Reason, Mr. Kelly would have received the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; (3) payment of his monthly COBRA health insurance premiums for up to 12 months; and (4) an additional three months of service credit under all options held by him and all such options shall be exercisable for the lesser of (i) six months following his termination or (ii) the remaining option term. In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Kelly had been terminated without cause or if he had terminated his employment for Good Reason, within

24 months following a change in control of the Company, he would have become vested in all of his then unvested options and RSUs.
Gian Piero Reverberi. Mr. Reverberi resigned from the Company effective March 16, 2020. We, through our wholly-owned subsidiary, Vanda Pharmaceuticals LLC, a Switzerland limited liability company, had entered into an employment agreement with Mr. Reverberi in September 2015, which provided for an annual base salary of $472,182 and the possibility of an annual target cash incentive bonus amount equal to 45% of his annual base salary upon achievement of certain performance criteria If we had terminated Mr. Reverberi’s employment for any reason other than cause or permanent disability, or, if he had terminated his employment within six months after the occurrence of any event constituting Good Reason, Mr. Reverberi would have received the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; and (3) an additional three months of service credit under all options held by him and all such options shall be exercisable for the lesser of (i) six months following his termination or (ii) the remaining option term . In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Reverberi had been terminated without cause or if he had terminated his employment for Good Reason, within 24 months following a change in control of the Company, he would have become vested in all of his then unvested options and RSUs. Mr. Reverberi’s employment agreement was denominated in Swiss francs. For the purposes of this disclosure, the annual base salary provided in Mr. Reverberi’s employment agreement has been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0265 United States dollars, the exchange rate at December 31, 2017. Mr. Reverberi’s base salary for 2020 prior to his separation from service has been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, the exchange rate at December 31, 2019.
Timothy Williams. We entered into an employment agreement with Mr. Williams in August 2018, which provides for an annual base salary of not less than $375,000 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance criteria (Mr. Williams’ current base salary for 2020 is $400,000 and his target bonus amount is 40% of his base salary). If we terminate Mr. Williams’s employment for any reason other than cause or permanent disability, or, if he terminates his employment within six months after the occurrence of any event constituting Good Reason, Mr. Williams will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; and (3) an additional three months of service credit under all options held by him and all such options shall be exercisable for the lesser of (i) six months following his termination or (ii) the remaining option term . In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Williams is terminated without cause or if he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs.
Gunther Birznieks. We entered into an amended and restated employment agreement with Mr. Birznieks in April 2018, which provides for an annual base salary of not less than $375,000 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance criteria (Mr. Birznieks’s current base salary for 2020 is $421,000 and his target bonus amount is 40% of his base salary). If we terminate Mr. Birznieks’s employment for any reason other than cause or permanent disability, or, if he terminates his employment within six months after the occurrence of any event constituting Good Reason, Mr. Birznieks will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; and (3) an additional three months of service credit under all options held by him and all such options shall be exercisable for the lesser of (i) six months following his termination or (ii) the remaining option term . In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Birznieks is terminated without cause or if he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs.
And with respect to the employment agreement between the Company and each of our named executive officers, “Cause” means: (i) an unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) a material breach of any agreement between the named executive officer and the Company; (iii) a material failure to comply with the Company’s written policies or rules; (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) gross negligence or willful misconduct which causes material harm to the Company; (vi) a continued failure to perform assigned duties after receiving written notification of such failure from the Board; or (vii) a failure by the named executive officer to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested Dr. Polymeropoulos’ cooperation. Dr. Polymeropoulos’ employment agreement does not contain clause (vii).
In the employment agreements for Messrs. Kelly, Reverberi, Williams and Birznieks “Good Reason” means: (i) a change in the named executive officer’s position with the Company that materially reduces his level of authority or responsibility, (ii) a material reduction in his base compensation or (iii) receipt of notice that his principal workplace will be relocated by more than 30 miles (this clause (iii) is not contained in Mr. Reverberi’s agreement). In the employment agreement for

Dr. Polymeropoulos, “Good Reason” shall mean any of the following events: (i) Dr. Polymeropoulos’ receipt of notice that his principal workplace will be relocated more than 30 miles; (ii) a reduction in Dr. Polymeropoulos’ base salary by more than 10%, unless pursuant to a Company-wide reduction affecting all employees proportionately; or (iii) a change in Dr. Polymeropoulos’ position with the Company that materially reduces his level of authority or responsibility (including without limitation failure to nominate him as a directory of the Company). In the employment agreement for Mr. Birznieks, “Good Reason” means: (i) receipt of notice that his principal workplace will be relocated by more than 30 miles or (ii) a reduction in the Employee’s Base Compensation by more than 10%, unless pursuant to a Company-wide reduction affecting all employees proportionately. A condition shall not be considered “Good Reason” unless the applicable named executive officer gives the Company written notice of such condition within 90 days after such condition comes into existence and the Company fails to remedy such condition within 30 days after receiving such named executive officer’s written notice.
Severance and Change in Control Arrangements
See “Employment Agreements” and “Compensation Discussion and Analysis - Severance and Change in Control Benefits” above for a description of the severance and change in control arrangements for our named executive officers. Dr. Polymeropoulos and Messrs. Kelly, Reverberi, Williams and Birznieks will only be eligible to receive severance payments if each named executive officer signs a general release of claims in favor of the Company.
Our Compensation Committee, as plan administrator of our equity incentive plans, has the authority to provide for accelerated vesting of the shares of common stock subject to outstanding options held by our named executive officers and any other person in connection with certain changes in control of the Company.
In Dr. Polymeropoulos’ employment agreement, a change in control is defined as (1) the consummation of a merger or consolidation of the Company with or into another entity, if persons who were not stockholders of the Company immediately prior to such merger or consolidation own immediately after such merger or consolidation 50% or more of the voting power of the outstanding securities of each of (a) the continuing or surviving entity and (b) any direct or indirect parent corporation of such continuing or surviving entity; or (2) the sale, transfer or other disposition of all or substantially all of the Company’s assets. With respect to each of Messrs. Kelly’s, Reverberi’s, Williams’ and Birznieks’s employment agreement, change in control also includes: (i) a change in the composition of our Board, as a result of which fewer than 50% of the incumbent directors are directors who either: (A) had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or (B) were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (1) the Original Directors who were in office at the time of their appointment or nomination and (2) the directors whose appointment or nomination was previously approved in a manner consistent with (B); and (ii) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. A transaction shall not constitute a change in control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
In addition, the Company is a party to a tax indemnity agreement with Dr. Polymeropoulos. Under this tax indemnity agreement, the Company or its successor will reimburse Dr. Polymeropoulos for any excise tax that he is required to pay under Section 4999 of the Code of 1986, as amended, as well as the income and excise taxes imposed on the reimbursement. Section 4999 imposes a 20% excise tax on payments and distributions that are made or accelerated (or the vesting of which is accelerated) as a result of a change in control of the Company. The excise tax applies only if the aggregate value of those payments and distributions equals or exceeds 300% of Dr. Polymeropoulos’ average annual compensation from the Company for the five immediately completed calendar years prior to the change in control. If the excise tax applies, it is on the excess of the aggregate value of the payments and distributions over 100% of Dr. Polymeropoulos’ average annual compensation for the five immediately completed calendar years prior to the change in control. Such payments and distributions consist of the continuation of salary, incentive bonus and health insurance coverage for varying periods of time and accelerated vesting of stock options to varying degrees.

Estimated Payments and Benefits Upon Termination
The following table describes the potential payments and benefits upon employment termination for each of our named executive officers, as if the named executive officer’s employment terminated as of December 31, 2019.

Name and Principal Position	Executive benefits and payments upon termination	Voluntary resignation not for good reason		Voluntary resignation for good reason		Termination by company not for cause		Termination by company for cause		Voluntary resignation for good reason or termination by company not for cause in connection with or following change in control
Mihael H. Polymeropoulos, M.D., President and Chief Executive Officer	Compensation:
	Base salary	$—		$721,000	(2)	$721,000	(2)	$—		$721,000	(2)
	Highest target cash incentive bonus awarded	—		895,133	(3)	895,133	(3)	—		895,133	(3)
	Stock options and RSUs unvested and accelerated	—		—		94,591	(4)	—		2,256,640	(5)
	Benefits and perquisites:
	Health care	—		27,227	(6)	27,227	(6)	—		27,227	(6)
	Accrued vacation pay	13,865	(7)	13,865	(7)	13,865	(7)	13,865	(7)	13,865	(7)
	Tax indemnity payment (1)	—		—		—		—		—
	Total:	$13,865		$1,657,225		$1,751,816		$13,865		$3,913,865
James P. Kelly, Former Executive Vice President, Chief Financial Officer and Treasurer (8)	Compensation:
	Base salary	$—		$493,370	(2)	$493,370	(2)	$—		$493,370	(2)
	Target cash incentive bonus	—		246,685	(9)	246,685	(9)	—		246,685	(9)
	Stock options and RSUs unvested and accelerated	—		—		33,063	(4)	—		1,748,513	(5)
	Benefits and perquisites:
	Health care	—		27,629	(6)	27,629	(6)	—		27,629	(6)
	Accrued vacation pay	9,488	(7)	9,488	(7)	9,488	(7)	9,488	(7)	9,488	(7)
	Total:	$9,488		$777,172		$810,235		$9,488		$2,525,685
Gian Piero Reverberi, Former Senior Vice President, Chief Commercial Officer(10)	Compensation:
	Base salary	$—		$519,071	(2)	$519,071	(2)	$—		$519,071	(2)
	Target cash incentive bonus	—		233,582	(9)	233,582	(9)	—		233,582	(9)
	Stock options and RSUs unvested and accelerated	—		—		33,063	(4)	—		1,502,363	(5)
	Benefits and perquisites:
	Accrued vacation pay	29,787	(7)	29,787	(7)	29,787	(7)	29,787	(7)	29,787	(7)
	Total:	$29,787		$782,440		$815,503		$29,787		$2,284,803
Timothy Williams, Senior Vice President, General Counsel and Secretary (11)	Compensation:
	Base salary	$—		$379,315	(2)	$379,315	(2)	$—		$379,315	(2)
	Target cash incentive bonus	—		151,726	(9)	151,726	(9)	—		151,726	(9)
	Stock options and RSUs unvested and accelerated	—		—		—	(4)	—		861,525	(5)
	Benefits and perquisites:
	Accrued vacation pay	7,295	(7)	7,295	(7)	7,295	(7)	7,295	(7)	7,295	(7)
	Total:	$7,295		$538,336		$538,336		$7,295		$1,399,861
Gunther Birznieks, Senior Vice President, Business Development	Compensation:
	Base salary	$—		$386,250	(2)	$386,250	(2)	$—		$386,250	(2)
	Target cash incentive bonus	$—		$154,500	(9)	$154,500	(9)	$—		$154,500	(9)
	Stock options and RSUs unvested and accelerated	$—		$—		$33,063	(4)	$—		$1,625,438	(5)
	Benefits and perquisites:
	Accrued vacation pay	$7,428	(7)	$7,428	(7)	$7,428	(7)	$7,428	(7)	$7,428	(7)
	Total:	$7,428		$548,178		$581,241		$7,428		$2,173,616

(1)
Dr. Polymeropoulos is eligible to receive benefits payable in connection with the tax indemnity agreement described above in “Severance and Change in Control Arrangements” which was approved by our Compensation Committee on March 16, 2007. Based on the amounts reported above as of December 31, 2019, representing the potential payments and benefits upon employment termination for Dr. Polymeropoulos as if the named executive officer’s employment terminated as of December 31, 2019, there would be no federal excise tax and there would be no tax indemnity payment.

(2)	Last monthly base salary prior to the termination for a period of 12 months following the date of the termination.

(3)	Greater of the most recent target cash incentive bonus awarded prior to termination or the average of the prior three years cash incentive bonuses.

(4)
In the event that the named executive officer’s employment is terminated by the Company for any reason other than cause or permanent disability, the vested portion of the named executive officer’s options is determined by adding three months to the named executive officer’s service.

(5)
Full acceleration for all options and RSUs will occur in the event of an involuntary termination following a change of control. For purposes of the table above, settlement of the RSUs is assumed to have occurred on December 31, 2019.

(6)	Payment of the COBRA health insurance premiums up to 12 months or until the named executive officer begins employment with another company that offers comparable benefits.

(7)	Based on accrued but unused vacation days available to the named executive officer at December 31, 2019.

(8)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(9)	Represents the named executive officer’s target cash bonus in effect as of December 31, 2019.

(10)
Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020. Mr. Reverberi’s employment agreement was denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 1.0327 United States dollars, the exchange rate at December 31, 2019.

(11)	Mr. Williams joined the Company in August 2018.
Pay Ratio Disclosure
As required by the Dodd-Frank Act and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mihael H. Polymeropoulos, M.D., our Chief Executive Officer:
For our fiscal year ended December 31, 2019:

•	The median of the annual total compensation of all employees (other than our CEO) was $156,413; and

•	The annual total compensation of our CEO, as reported in the 2019 Summary Compensation Table included elsewhere in this Proxy Statement, was $4,278,137.
Based on this information the ratio of the annual total compensation of Dr. Polymeropoulos to the median of the annual total compensation of our employees was 27.4.
The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the base salary and the bonus and long term incentive compensation targets of our U.S. employees who were employed as of December 31, 2019. As permitted by SEC rules, we excluded from our analysis all 13 of our employees who resided in Germany, the UK and Switzerland on December 31, 2019, which represented less than 5% of our employee population as a whole on such date. Our employee population on December 31, 2019, prior to taking into consideration this exclusion, consisted of approximately 286 individuals. Our employee population on December 31, 2019, after taking into consideration this exclusion, consisted of approximately 273 individuals. Once we identified our “median employee,” using the methodology described above, we determined that employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our Board recognizes the interests our investors have in the compensation of our named executive officers. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in detail in our Compensation Discussion and Analysis, our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success and will drive the creation of stockholder value. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals and corporate goals. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2019 compensation of our named executive officers.
The Compensation Committee of our Board continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. As described in detail in our Compensation Discussion and Analysis our compensation programs are designed to motivate our named executive officers to create a successful company. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards and performance conditions for certain equity awards) and long-term incentives (including equity awards that vest over up to four years) reward sustained performance that is aligned with long-term stockholder interests.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Stockholders are encouraged to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders advise that they approve, in a non-binding vote, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s 2020 Annual Meeting of Stockholders.”
In order for Proposal 3 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote “FOR” Proposal 3. Abstentions and broker non-votes will not be counted either “FOR” or “AGAINST” the proposal and will have no effect on the proposal. Because Proposal 3 is a non-routine matter, broker non-votes are expected to exist in connection with this matter.
As an advisory vote, the result will not be binding on our Board or Compensation Committee. Our Board and our Compensation Committee value the opinions of our stockholders and expect to consider the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.
We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote on executive compensation at our 2021 Annual Meeting of Stockholders.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE IN FAVOR OF PROPOSAL 3, THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4
AMENDMENT AND RESTATEMENT OF AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN
General
We are asking our stockholders to approve an amendment and restatement of our Amended and Restated 2016 Equity Incentive Plan (the “Existing Plan”) to, among other things, increase the aggregate number of shares authorized for issuance under the Existing Plan (the “Amendment”). Our Compensation Committee approved the Amendment, subject to approval of the Board and the stockholders, and the Board approved the Amendment, subject to approval of the stockholders. If our stockholders do not approve the Amendment, the Existing Plan will remain in effect unchanged.
The Amendment provides for (i) an increase of 1,690,000 shares of common stock available for issuance under the Existing Plan, (ii) provides that stock dividends issued to holders of restricted stock will be subject to the same vesting and other restrictions of the original award and (iii) makes certain administrative updates for changes in law since originally implemented.
Background and Reason for Proposal 4
Since June 16, 2018, we increased our employee population from 235 employees to 283 employees as of the Record Date, or by 20%. We anticipate continued growth through 2020 and in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, the Board has approved the Amendment to, among other things, increase the share reserve under the Existing Plan to ensure a sufficient number of shares will be available for recruiting new employees and retention of existing employees. Should stockholder approval of this Proposal 4 not be obtained, no additional shares will be added to the share reserve under the Existing Plan. However, we will retain the ability to issue the shares of our common stock which were previously approved by stockholders for issuance under the Existing Plan.
Equity Compensation Plan Information
The following table provides information as of the Record Date with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	6,256,004	(1)	$12.14	(2)	2,161,276	(3)
Equity compensation plans not approved by stockholders	—		—		—
Total	6,256,004	(1)	$12.14	(2)	2,161,276	(3)

(1)
Includes 4,505,853 shares issuable upon exercise of outstanding options and 1,750,151 shares issuable upon settlement of RSUs under the 2006 Equity Incentive Plan (the “2006 Plan”) and the Existing Plan.

(2)	Does not take into account RSUs, which have no exercise price.

(3)
Outstanding options and RSUs under the 2006 Plan remain in effect and the terms of the 2006 Plan continue to apply, but no additional awards can be granted under the 2006 Plan. Prior to, and excluding the shares to be added upon approval of the Amendment, there were 7,100,000 shares of common stock reserved for issuance under the Existing Plan, of which 2,161,276 shares remained available for future grant.

The following table provides certain additional information regarding our shares outstanding and our equity incentive program as of Record Date:

Shares of Common Stock Outstanding	54,242,617
Closing Price of Common Stock as Reported on The Nasdaq Global Market	$11.52
Weighted Average Remaining Term of Outstanding Stock Options (years)	5.76

The following table provides certain information regarding activity related to our equity incentive plans and shares outstanding for the year ended December 31, 2019:

Stock Options Granted	687,500
RSUs Granted	937,328
Weighted-Average Exercise Price for Stock Options Granted	$18.38
Stock Options and RSUs Forfeited and Expired	90,497
Weighted-Average Shares of Common Stock Outstanding	53,137,562

Note Regarding Forecasts and Forward-Looking Statements
We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth above in this Proposal 4 include embedded assumptions which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.
Description of Amended and Restated 2016 Equity Incentive Plan
The material features of the 2016 Plan, as amended by the Amendment (together, the “2016 Plan”), are outlined below. This summary is qualified in its entirety by reference to the complete text of the Existing Plan. Stockholders are encouraged to read the actual text of the 2016 Plan, which is appended to this proxy statement as filed with the SEC as Appendix A and may be accessed from the SEC’s website at www.sec.gov.
Stock Awards. The 2016 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”) stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. As of the Record Date, approximately 283 employees, one consultant and our five non-employee directors are eligible to participate in the 2016 Plan and may receive all types of awards other than ISOs. ISOs may be granted only to our employees (including officers) and employees of our affiliates.
Share Reserve. The number of shares of our common stock available for issuance under the 2016 Plan will equal 8,790,000 shares, including the share increase for which we now seek stockholder approval. All shares of common stock available under the 2016 Plan may be issued upon the exercise of ISOs. If a stock award granted under the 2016 Plan or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash rather than in shares, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the 2016 Plan. Shares that are not issued or delivered by us upon the net settlement of any award or to satisfy tax withholding obligations related to any award will not become available again for issuance under the 2016 Plan.
Grant Limits. No person may be granted stock awards covering more than 500,000 shares (or 1,000,000 shares during the first fiscal year of such person’s employment with the Company) of our common stock under our 2016 Plan during any fiscal year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted.
No Repricings. Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the plan administrator nor any other person may decrease the exercise price for any outstanding option or stock appreciation rights award after the date of grant nor cancel or allow an optionee to surrender an outstanding option or appreciation rights award to the Company as consideration for the grant of a new option or appreciation rights award with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option or appreciation rights award or take any other action with respect to an option or appreciation rights award that would be treated as a repricing under the rules and regulations of Nasdaq.

Administration. The Board has delegated its authority to administer the 2016 Plan to our Compensation Committee. Subject to the terms of the 2016 Plan, the Board, the Compensation Committee or another committee authorized by the Board or Compensation Committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of equity awards to be granted and the terms and conditions of the equity awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price of stock purchase awards and the strike price of stock appreciation rights.
Cancellation and Re-Grant of Stock Awards. Under the 2016 Plan, the plan administrator does not have the authority to reduce the exercise, purchase or strike price of any outstanding stock option, stock appreciation right or to cancel any outstanding stock option, stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to such event.
Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2016 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2016 Plan vest at the rate specified by the plan administrator.
The plan administrator determines the term of stock options granted under the 2016 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Options will not become exercisable until the optionholder has completed at least one year of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 12 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term. Stock options do not accrue dividends or dividend equivalents.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO and (5) other legal consideration approved by the plan administrator.
 Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for services rendered to us or our affiliates or any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Restricted stock awards will not commence vesting until the grantee has completed at least one year of service. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason. Any cash dividends paid with respect to restricted stock awards will be invested in additional restricted stock, subject to same conditions and restrictions as the underlying award. Any stock dividends paid with respect to restricted stock awards will be subject to same conditions and restrictions as the underlying award.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for services rendered to us or our affiliates or any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Restricted stock unit awards will not commence vesting until the grantee has completed at least one year of service. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award and are subject to the same vesting schedule and terms as the restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the exercise or strike price for a stock appreciation unit, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation unit, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise or strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation unit is exercised. A stock appreciation unit granted under the 2016 Plan vests at the rate specified in the stock appreciation grant agreement as determined by the plan administrator.
The plan administrator determines the term of stock appreciation rights granted under the 2016 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. Stock appreciation rights will not become exercisable until the optionholder has completed at least one year of service, unless otherwise provided in the governing stock appreciation rights agreement. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term. Stock appreciation rights do not accrue dividends or dividend equivalents.
Performance Awards. The 2016 Plan permits the grant of performance-based stock and cash awards.
A performance stock award is a stock award that is payable (including that may be granted, may vest or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. Performance stock awards may be subject to one or more minimum performance requirements, and will not commence vesting until the grantee has completed at least one year of performance and/or service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our compensation committee. In addition, to the extent permitted by applicable law and the performance stock award agreement, the plan administrator may determine that cash may be used in payment of performance stock awards.
A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period and the measure of whether and to what degree such performance goals have been attained will generally be determined by our compensation committee. The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the plan administrator may specify, to be paid in whole or in part in cash or other property.
In granting a performance award, our Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. No later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain, our Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2016 Plan and described below. As soon as administratively practicable following the end of the performance period, our Compensation Committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the 2016 Plan are based on any one or more of the following performance criteria: (a) operating profits (including EBITDA); (b) net profits; (c) earnings per share; (d) profit returns and margins; (e) revenues; (f) stockholder return and/or value; (g) stock price; (h) working capital; (i) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); (j) clinical achievements (including initiating clinical studies, initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies, completing phases of a clinical study (including the treatment phase), or announcing or presenting preliminary or final data from clinical studies in each case, whether on particular timelines or generally); and (k) other measurable objectives.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2016 Plan, unless specified otherwise by the Board (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, our Compensation Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards. Other stock awards will not commence vesting until the grantee has completed at least one year of service.
Transferability of Stock Awards. Generally, a participant may not transfer a stock award other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. A participant may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may receive the shares of common stock underlying a stock award following the participant’s death.
Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2016 Plan, (b) the class and maximum number of shares that may be issued upon the exercise of ISOs, (c) the class and maximum number of shares subject to stock awards that can be granted in a calendar year and (d) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase right held by us;

•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as the Board may deem appropriate; or

•
make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the 2016 Plan, a corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 50% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2016 Plan, a change of control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction, (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity, (iii) approval or consummation of complete dissolution or liquidation, (iv) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets or (v) when a majority of the board members becomes comprised of individuals whose nomination, appointment or election was not approved by a majority of the board members or their approved successors.
Amendment and Termination. The Board has the authority to amend, suspend or terminate our 2016 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No awards may be granted after the tenth anniversary of the date the Board adopted our 2016 Plan.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2016 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2016 Plan. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2016 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code, or ISOs. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock and dividend equivalents, if any, are delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits and Option Grant Table
The 2016 Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on stockholder approval of the 2016 Plan. However, pursuant to the current director compensation program established by our Board, each continuing non-employee member of our Board will receive an option to purchase 10,000 shares and an RSU representing 5,000 shares on the date of the Annual Meeting. The table below shows, as to each of our named executive officers and the various indicated groups, (a) that none of our executive officers (including our named executive officers) or employees will receive any set benefits or awards that are conditioned upon shareholder approval of the 2016 Plan and (b) the options and RSUs that our current non-employee directors as a group would receive under the 2016 Plan if they are re-elected at Annual Meeting based on the terms of our current director compensation program.

Name and Position	Dollar Value	Number of Shares
Mihael H. Polymeropoulos, M.D. President and Chief Executive Officer	—	—
James P. Kelly Former Executive Vice President, Chief Financial Officer and Treasurer(1)	—	—
Gian Piero Reverberi Former Senior Vice President, Chief Commercial Officer (2)	—	—
Timothy Williams Senior Vice President, General Counsel and Secretary	—	—
Gunther Birznieks Senior Vice President, Business Development	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group	—	75,000(3)
All employees, including all current officers who are not executive officers, as a group	—	—

(1)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(2)	Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020.

(3)
Represents the number of shares subject to RSUs and stock options that will be granted to our non-employee directors on the date of the Annual Meeting. The value of these awards will not be known until the Annual Meeting.

Historical Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the 2016 Plan, since the 2016 Plan became effective through the Record Date.

Name and Position	Number of Shares
Mihael H. Polymeropoulos, M.D. President and Chief Executive Officer	1,075,000
James P. Kelly Former Executive Vice President, Chief Financial Officer and Treasurer(1)	360,000
Gian Piero Reverberi Former Senior Vice President, Chief Commercial Officer(2)	300,000
Timothy Williams Senior Vice President, General Counsel and Secretary	320,000
Gunther Birznieks Senior Vice President, Business Development	440,000
All current executive officers as a group	2,347,937
All current directors who are not executive officers as a group	145,000
Director nominees
Richard W. Dugan	60,000
Anne Sempowski Ward	35,000
Each associate of any executive officer, current director or director nominee	76,226
Each person who received 5% or more of the awards granted under the 2016 Plan	2,495,000
All employees, including all current officers who are not executive officers, as a group	1,773,170

(1)	Mr. Kelly resigned as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective March 15, 2020.

(2)	Mr. Reverberi resigned as the Company’s Senior Vice President, Chief Commercial Officer effective March 16, 2020.
The affirmative vote of a majority of votes cast is required to approve Proposal 4 to implement the Amendment. Abstentions and broker non-votes will have the effect of a vote against Proposal 4.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2016 PLAN.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with directors and named executive officers described elsewhere in this Proxy Statement, the following is a description of transactions since January 1, 2019, in which we have been a participant, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, named executive officers, beneficial holders of more than 5% of our capital stock or entities affiliated with them, had or will have a direct or indirect material interest.
All of the transactions set forth below were approved by a majority of our Board, including a majority of the independent and disinterested members of our Board. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the Audit Committee and a majority of the members of our Board, including a majority of the independent and disinterested members of our Board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties. In addition, our Compensation Committee reviews and approves the compensation of affiliates of our officers and directors on a yearly basis (including, where appropriate, in executive session without officers or directors present for review and approval of the compensation for their respective affiliates).
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or officer.
In addition, the Company is a party to a tax indemnity agreement with Dr. Polymeropoulos. Under this tax indemnity agreement, the Company or its successor will reimburse Dr. Polymeropoulos for any excise tax that he is required to pay under Section 4999 of the Code of 1986, as amended, as well as the income and excise taxes imposed on the reimbursement. Section 4999 imposes a 20% excise tax on payments and distributions that are made or accelerated (or the vesting of which is accelerated) as a result of a change in control of the Company. The excise tax applies only if the aggregate value of those payments and distributions equals or exceeds 300% of Dr. Polymeropoulos’ average annual compensation from the Company for the last five completed calendar years. If the tax applies, it attaches to the excess of the aggregate value of the payments and distributions over 100% of Dr. Polymeropoulos’ average annual compensation. In the Company’s case, the payments and distributions consist of the continuation of salary, incentive bonus and health insurance coverage for varying periods of time and accelerated vesting of stock options and RSUs to varying degrees. For information on Dr. Polymeropoulos’ tax indemnity agreement in the event of termination of his employment as of December 31, 2019, see “Compensation of Executive Officers - Estimated Payments and Benefits Upon Termination.”
Stock Option and Restricted Stock Unit Awards
For information regarding stock options, stock awards and RSUs granted to our named executive officers and directors, see “Corporate Governance — 2019 Director Compensation” and “Compensation of Executive Officers — Equity Compensation.”
Other Related Party Transactions
On September 29, 2014, Katerina Polymeropoulos, the daughter of our Chief Executive Officer, Mihael Polymeropoulos, M.D., commenced employment with the Company as Health Educator. She was subsequently promoted to Marketing Coordinator in February 2019 with a salary of $82,750 and a target bonus of 7.5% of her annual salary effective March 1, 2019. In March 2020, she was promoted to Marketing Communications Manager with an annual salary of $98,500 and a target bonus of 10% of her annual salary effective March 1, 2020. She has received RSU grants covering an aggregate of 20,875 shares of common stock, inclusive of an RSU grant in February 2019 covering 3,375 shares of common stock relating to 2018 performance and an RSU grant in March 2020 covering 3,375 shares of common stock relating to 2019 performance. The shares subject to the RSUs include vesting provisions consistent with those offered to other employees. Such compensation is consistent with the compensation offered to the Company’s other employees upon the commencement of employment.
On October 6, 2014, Christos Polymeropoulos, M.D., the son of our Chief Executive Officer, Mihael Polymeropoulos, M.D., commenced employment with the Company as a Medical Director. He was promoted to Pharmacovigilance Medical Director and Program Lead in 2018. Subsequent, he was promoted to Pharmacovigilance Senior Director and Program Lead with an annual salary effective March 1, 2019 of $240,000 and a target bonus of 25% of his annual salary. In March 2020, he was promoted to Vice President, Medical Director with an annual salary effective March 1, 2020 of $259,500 and a target bonus of 30% of his annual salary. He has received (i) a grant of options to purchase 16,500 shares of the Company’s common stock, with an exercise price of $9.59 per share, the closing price per share of the Company’s common stock on The Nasdaq Global Market on the date he commenced employment and (ii) RSU grants covering an aggregate of 59,469 shares of common stock, inclusive of an RSU grant in February 2019 covering 15,000 shares of common stock relating to 2018 performance and an RSU grant in March 2020 covering 12,656 shares of common stock relating to 2019 performance. The shares subject to the options and the RSUs include vesting provisions consistent with those offered to other employees. Such compensation is consistent with the compensation offered to the Company’s other employees upon the commencement of employment.
On February 12, 2018, Vasilios Polymeropoulos, M.D., the son of our Chief Executive Officer, Mihael Polymeropoulos, M.D., commenced employment with the Company as a Director of Medical Analytics. His annual salary beginning March 1, 2019 was $151,396 and he had a target bonus of 17.5% of his annual salary. His salary increased to $189,500 effective March 1, 2020 and his target bonus increased to 20% of his annual salary. He has received RSU grants covering an aggregate of 19,682 shares of common stock, inclusive of an RSU grant in February 2019 covering 7,444 shares of common stock relating to 2018 performance and an RSU grant in March 2020 covering 6,750 shares of common stock relating to 2019 performance. The shares subject to the RSUs include vesting provisions consistent with those offered to other employees. Such compensation is consistent with the compensation offered to the Company’s other employees upon the commencement of employment.

NO INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Report of the Compensation Committee” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
It is important that your proxies be returned promptly and that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage pre-paid envelope or vote your shares before the Annual Meeting by telephone or over the internet so your shares will be represented at the Annual Meeting.
The form of proxy and this Proxy Statement have been approved by the Board and are being mailed and delivered to stockholders by its authority.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING
If you have any questions or require any assistance with voting your shares, please contact:
Investor Relations
Vanda Pharmaceuticals Inc.
2200 Pennsylvania Avenue
Suite 300E, Washington, D.C. 20037
or
Call (202) 734-3400
If you need additional copies of this Proxy Statement or voting materials, you should contact Investor Relations as described above.
The Board of Vanda Pharmaceuticals Inc.
Washington, D.C.
April 22, 2020

VANDA PHARMACEUTICALS INC.
2016 EQUITY INCENTIVE PLAN
(AMENDED AND RESTATED EFFECTIVE AS OF JUNE 11, 2020)

A-i

A-ii

VANDA PHARMACEUTICALS INC.
AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN
ARTICLE 1.    INTRODUCTION.
The Plan was adopted by the Board on April 27, 2016 and approved by the Company’s stockholders on June 16, 2016 at the Company’s 2016 Annual Meeting of Stockholders. The Plan was further amended and restated by the Board on April 25, 2017, which amendment and restatement became effective upon its approval by the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders on June 15, 2017. The Plan was further amended and restated by the Board on April 26, 2018, which amendment and restatement became effective upon its approval by the Company’s stockholders at the Company’s 2018 Annual Meeting of Stockholders on June 13, 2018. The Plan was further amended and restated by the Board on April 20, 2020, which amendment and restatement will become effective upon its approval by the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders on June 11, 2020. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or stock appreciation rights.
The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).
ARTICLE 2.    ADMINISTRATION.
2.1 Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:
(a)Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;
(b)Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and
(c)Any other requirements imposed by applicable law, regulations or rules.
2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors or executive officers of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3.    SHARES AVAILABLE FOR GRANTS.
3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed (a) 8,790,000 plus (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares available under the Plan may be issued upon the exercise of ISOs. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

3.2 Shares Returned to Reserve. If Options, SARs, Restricted Shares or Stock Units are forfeited, settled in cash (in whole or in part), or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs, Restricted Shares or Stock Units shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Awards are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares that are (a) not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (b) used or tendered by a Participant or withheld by the Company (i) in payment of the exercise price of an Option or SAR or (ii) in satisfaction of any tax withholding obligation relating to any Award, shall not become available again for issuance under the Plan.
ARTICLE 4.    ELIGIBILITY.
4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.
4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.
ARTICLE 5.    OPTIONS.
5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.
5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 500,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 1,000,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.
5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. This Section 5.3 shall not apply to an Option granted pursuant to the assumption of, or substitution for, another option in a manner that complies with section 424(a) of the Code (whether or not the Option is an ISO).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable; provided that the Option will not become exercisable prior to the Optionee completing at least one year of Service following the Vesting Commencement Date of such Option. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, retirement or Involuntary Termination and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.
5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent. In addition, acceleration of exercisability may be required under Section 10.3.
5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 10, neither the Committee nor any other person may, without the approval of the Company’s stockholders: (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
5.7 Voting and Dividend Rights. The holders of Options shall have neither voting rights nor a right to receive dividends or dividend equivalents.
ARTICLE 6.    PAYMENT FOR OPTION SHARES.
6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.
6.2 Surrender of Stock. With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.
6.3 Exercise/Sale. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.
6.4 Promissory Note. To the extent permitted by section 13(k) of the Exchange Act, with the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.
6.5 Other Forms of Payment. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.
ARTICLE 7.    STOCK APPRECIATION RIGHTS.
7.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.
7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single fiscal year shall in no event pertain to more than 500,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not pertain to more than 1,000,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.
7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.
7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable; provided that the SAR will not become exercisable prior to the Optionee completing at least one year of Service following the Vesting Commencement Date of such SAR. The SAR Agreement shall also specify the term of the SAR; provided that the term shall not exceed 10 years. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, retirement or Involuntary Termination and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

7.5 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of exercisability may be required under Section 10.3.
7.6 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.
7.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 10, neither the Committee nor any other person may, without the approval of the Company’s stockholders: (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) assume, cancel or allow an optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR or (c) take any other action with respect to an SAR that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
7.8 Voting and Dividend Rights. The holders of SARs shall have neither voting rights nor a right to receive dividends or dividend equivalents.
ARTICLE 8.    RESTRICTED SHARES.
8.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
8.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.
8.3 Vesting Conditions. Each Award of Restricted Shares shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement; provided that, the Restricted Shares will not vest prior to the holder completing at least one year of Service following the Vesting Commencement Date of such Award. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company’s independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 500,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 10. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement or Involuntary Termination. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.
8.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, shall require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares until such time as the Restricted Shares are no longer subject to a right of repurchase and forfeiture. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the cash dividends were paid. Additionally, a Restricted Stock Agreement shall require that any stock dividend received on Restricted Shares shall also be Restricted Shares and shall be subject to the same conditions and restrictions as the Award with respect to which the stock dividends were paid.
ARTICLE 9.    STOCK UNITS.
9.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.
9.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
9.3 Vesting Conditions. Each Award of Stock Units shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement; provided that, the Stock Units will not vest prior to the recipient completing at least one year of Service following the Vesting Commencement Date of such Award. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company’s independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 500,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 10. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement or Involuntary Termination. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 10.3.
9.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Dividend equivalents shall be subject to the same terms, vesting conditions and restrictions as the Stock Units to which they attach.
9.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.
9.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

9.7 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
ARTICLE 10.    PROTECTION AGAINST DILUTION.

10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:
(a)The number of Common Shares available for grant subject to Awards under Article 3;
(b)The limitations set forth in Sections 5.2, 8.2, 8.3 and 9.3;
(c)The number of Common Shares covered by each outstanding Option and SAR;
(d)The Exercise Price under each outstanding Option and SAR; or
(e)The number of Stock Units included in any prior Award that has not yet been settled.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 10, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
10.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
10.3 Reorganizations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:
(a)The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).
(b)The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).
(c)The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).
(d)Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.
(e)The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Except to the extent it would cause the Award to become subject to additional tax under Code Section 409A, such payment may be made in installments, may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested, and/or may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f)The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Except to the extent it would cause the Award to become subject to additional tax under Code Section 409A, such payment may be made in installments, may be deferred until the date or dates when such Stock Units would have vested, and/or may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
ARTICLE 11.    AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 12.    PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.
12.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.
12.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE 13.    LIMITATION ON RIGHTS.
13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).
13.2 Stockholders’ Rights. A Participant shall have no dividend rights, dividend equivalent rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
13.4 Transferability of Awards. The Committee may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law and for no consideration. Unless otherwise determined by the Committee, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

ARTICLE 14.    TAXES.
14.1 General Withholding Obligations. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
14.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.
14.3 Code Section 409A Matters. To the fullest extent applicable and unless otherwise expressly indicated in an applicable Award agreement, Awards granted under this Plan are intended to be exempt from the definition of “nonqualified deferred compensation” under Code Section 409A in accordance with one or more of the exemptions available under the final Treasury regulations promulgated under Code Section 409A and the terms of the Plan and the applicable Award agreement shall be interpreted and administered in a manner consistent with that intent. To the extent that an Award is, or becomes subject to, Code Section 409A either intentionally or due to a failure of an individual Award to qualify for an exemption from the definition of nonqualified deferred compensation in accordance with Code Section 409A, such Award is intended to comply with the applicable requirements of Code Section 409A to the maximum extent possible and with respect to any such Award, the terms of the Plan and the applicable Award agreement shall be interpreted and administered in a manner consistent with that intent. In no event will the Company be liable for any taxes, penalties or interest that may be imposed with respect to an Award under Code Section 409A or under any other similar provision of state tax law, or for any damages for an Award’s failing to comply with Code Section 409A, any other similar provision of state tax law, or the provisions of this Section 15.3.
ARTICLE 15.    LIMITATION ON PAYMENTS.
15.1 Scope of Limitation. This Article 15 shall apply to an Award only if:
(a) The independent auditors selected for this purpose by the Committee (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 15 than it was before the application of this Article 16; or
(b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 15 (regardless of the after-tax value of such Award to the Participant).
If this Article 15 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.
15.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 15, the “Reduced Amount” shall be the amount of the Payment, expressed as a present value, which provides the greatest economic benefit to the Participant without causing any of the Payments to be nondeductible by the Company because of section 280G of the Code, provided that if more than one manner of reduction of the Payments necessary to arrive at the Reduced Amount yields the greatest economic benefit to the Participant, the Payments shall be reduced pro rata. Neither the Participant nor the Company shall have the authority to specify the order of reduction of the Payments.
15.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly provide the Participant appropriate notice to that effect, including a copy of the detailed calculation thereof and of the Reduced Amount, and details regarding the manner in which the reduction provided for under Section 15.2 shall be effected. For purposes of this Article 15, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 15 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.
15.4 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an “Overpayment”) or that additional Payments which will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.
15.5 Related Corporations. For purposes of this Article 15, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.
ARTICLE 16.    FUTURE OF THE PLAN.
16.1 Term of the Plan. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Section 16.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.
16.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
16.3 Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules, including the listing requirements of the primary securities exchange or over-the-counter market where the Common Shares are listed for trading.
DEFINITIONS.
“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
“Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.
“Board” means the Company’s Board of Directors, as constituted from time to time.
“Cause” means:
An unauthorized use or disclosure by the Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;
A material breach by the Participant of any agreement between the Participant and the Company;
A material failure by the Participant to comply with the Company’s written policies or rules;
The Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof;
The Participant’s gross negligence or willful misconduct;
A continuing failure by the Participant to perform assigned duties after receiving written notification of such failure from the Board; or

A failure by the Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Participant’s cooperation.
“Change in Control” means:
The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;
The sale, transfer or other disposition of all or substantially all of the Company’s assets;
A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:
Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or
Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or
Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of the Board, as described in Article 2.
“Common Share” means one share of the common stock of the Company.
“Company” means Vanda Pharmaceuticals Inc., a Delaware corporation.
“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.
“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
“Fair Market Value” means the market price of one Common Share as determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

“Involuntary Termination” means the termination of the Participant’s Service by reason of:
The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or
The voluntary resignation of the Participant following (i) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 30 miles.
“ISO” means an incentive stock option described in section 422(b) of the Code.
“NSO” means a stock option not described in sections 422 or 423 of the Code.
“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
“Optionee” means an individual or estate who holds an Option or SAR.
“Outside Director” means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Participant” means an individual or estate who holds an Award.
“Plan” means this Vanda Pharmaceuticals Inc. 2016 Equity Incentive Plan, as amended and/or restated from time to time.
“Restricted Share” means a Common Share awarded under the Plan.
“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
“SAR” means a stock appreciation right granted under the Plan.
“SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
“Service” means service as an Employee, Outside Director or Consultant.
“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
“Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Vesting Commencement Date” means (i) with respect any Award granted to a Participant upon the commencement of his or Service, the date on which his or her Service commences and (ii) with respect to any other Award, the date on which such Award is granted.

APPENDIX A
PERFORMANCE CRITERIA FOR RESTRICTED SHARES AND STOCK UNITS
The performance goals that may be used by the Committee for such awards may consist of: (a) operating profits (including EBITDA); (b) net profits; (c) earnings per share; (d) profit returns and margins; (e) revenues; (f) stockholder return and/or value; (g) stock price; (h) working capital; (i) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); (j) clinical achievements (including initiating clinical studies, initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies, completing phases of a clinical study (including the treatment phase), or announcing or presenting preliminary or final data from clinical studies in each case, whether on particular timelines or generally); and (k) other measurable objectives.
Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria.
Profit, earnings and revenues used for any performance goal measurement may exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items determined in accordance with generally accepted accounting principles and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year.

VANDA PHARMACEUTICALS INC.
2200 PENNSYLVANIA AVE NW
SUITE 300E
WASHINGTON, D.C. 20037

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E98934-P37363

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VANDA PHARMACEUTICALS INC.

The Board of Directors recommends you vote FOR the following:

1. To elect two Class II Directors:

Nominees:	For	Against	Abstain
1a. Richard W. Dugan	☐	☐	☐
1b. Anne Sempowski Ward	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E98935-P37363

VANDA PHARMACEUTICALS INC.
Annual Meeting of Stockholders
June 11, 2020 9:00 AM Local Time

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on June 11, 2020

The undersigned appoints Dr. Mihael H. Polymeropoulos, M.D. and Mr. Timothy Williams, or either of them as shall be in attendance at the 2020 Annual Meeting of Stockholders, as proxy or proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Vanda Pharmaceuticals Inc. (the "Company"), to be held on June 11, 2020, at 9:00 AM, local time, at The Washington Marriott Georgetown, 1221 22nd St. NW, Washington, DC 20037, and at any adjournments or postponements of the Annual Meeting, and to vote on behalf of the undersigned as specified in this proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present, upon the matters referred to on the reverse side hereof, and, in their sole discretion, upon any other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to such Annual Meeting. The votes entitled to be cast by the undersigned will be cast as instructed.

If this Proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Board of Directors' nominees for director in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4, each of which is set forth on the reverse side hereof. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holders on any other matter that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side.